UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.22

ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

ANNUAL REPORT

December 12, 2022

This report provides management’s discussion of fund performance for the AB High Income Fund for the annual reporting period ended October 31, 2022.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND

Class A Shares	-7.11%	-13.83%

Class C Shares	-7.53%	-14.69%

Advisor Class Shares[1]	-6.98%	-13.70%

Class R Shares[1]	-7.31%	-14.30%

Class K Shares[1]	-7.17%	-14.07%

Class I Shares[1]	-6.99%	-13.72%

Class Z Shares[1]	-6.95%	-13.64%

Primary Benchmark: Bloomberg Global High Yield Index (USD hedged)	-6.77%	-14.54%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg US Corporate HY 2% Issuer Capped Index	-6.89%	-15.95%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2022.

During the 12-month period, all share classes except Class C outperformed the primary benchmark, before sales charges. Industry allocation was the primary contributor, relative to the benchmark. Underweights to sovereign bonds and US real estate investment trusts (“REITs”), and off-benchmark exposures to commercial mortgage-backed securities

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(“CMBS”), collateralized mortgage obligations (“CMOs”) offset losses from exposure to collateralized loan obligations. Yield-curve positioning in the US also contributed, as underweights to the two-, 20- and 30-year parts of the curve added more than a loss from overweights to the five- to 10-year parts of the US curve. Currency decisions were a minor contributor to performance. Security selection detracted, as losses from selection within technology, sovereign bonds, consumer noncyclical, services, autos and banking exceeded gains within energy, eurozone REITs, telecommunications and retailers. An underweight to the eurozone detracted at the country level.

Over the six-month period, all share classes underperformed the primary benchmark, before sales charges. Security selection was the largest detractor, due to selection within technology, consumer noncyclical, sovereign bonds, services, finance and autos, which was partially offset by gains from selection within eurozone REITs and energy. Industry allocation contributed, as underweights to sovereign bonds, US REITs and exposures to CMBS and CMOs offset losses from exposure to collateralized loan obligations, an overweight to eurozone REITs and an underweight to energy. Yield-curve positioning in the US also contributed, due to overweights to the six-month and 10-year parts of the curve, along with underweights to the 20- to 30-year parts of the curve, which offset a loss from an overweight to the five-year part of the US curve. Currency decisions were a minor contributor to performance.

During both periods, the Fund utilized derivatives in the form of treasury futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swap indices were used to take active high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. High-yield exchange-traded funds were utilized to obtain credit exposure. CMBS indices were used to take active commercial real estate exposure. The Fund sold credit options to generate income.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets during the 12-month period ended October 31, 2022. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan, Canada and Australia. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds in the US outperformed US Treasuries, while eurozone high yield outperformed eurozone treasuries. Emerging-market sovereign bonds materially underperformed developed-market treasuries. Emerging-market investment-grade corporate bonds hedged to the US dollar outperformed US investment-grade

abfunds.com	AB HIGH INCOME FUND | 3

corporates. Emerging-market local-currency bonds lagged as the US dollar advanced against all developed-market currencies and most emerging-market currencies. Brent crude oil prices ended higher, even as prices fell later in the period on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization), and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local-currency government bonds issued by emerging markets. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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DISCLOSURES AND RISKS (continued)

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of princi-

abfunds.com	AB HIGH INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

pal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2012 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Fund Class A shares (from 10/31/2012 to 10/31/2022) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			10.25%

1 Year	-13.83%	-17.45%

5 Years	-0.12%	-0.99%

10 Years	2.96%	2.51%

CLASS C SHARES			9.86%

1 Year	-14.69%	-15.49%

5 Years	-0.95%	-0.95%

10 Years[2]	2.13%	2.13%

ADVISOR CLASS SHARES[3]			10.95%

1 Year	-13.70%	-13.70%

5 Years	0.13%	0.13%

10 Years	3.23%	3.23%

CLASS R SHARES[3]			10.22%

1 Year	-14.30%	-14.30%

5 Years	-0.55%	-0.55%

10 Years	2.56%	2.56%

CLASS K SHARES[3]			10.53%

1 Year	-14.07%	-14.07%

5 Years	-0.23%	-0.23%

10 Years	2.90%	2.90%

CLASS I SHARES[3]			10.86%

1 Year	-13.72%	-13.72%

5 Years	0.13%	0.13%

10 Years	3.26%	3.26%

CLASS Z SHARES[3]			10.97%

1 Year	-13.64%	-13.64%

5 Years	0.19%	0.19%

Since Inception[4]	2.82%	2.82%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.84%, 1.59%, 0.59%, 1.27%, 0.94%, 0.59% and 0.53% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2022.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-19.16%

5 Years	-1.36%

10 Years	2.43%

CLASS C SHARES

1 Year	-17.15%

5 Years	-1.32%

10 Years[1]	2.03%

ADVISOR CLASS SHARES[2]

1 Year	-15.30%

5 Years	-0.25%

10 Years	3.15%

CLASS R SHARES[2]

1 Year	-15.89%

5 Years	-0.92%

10 Years	2.47%

CLASS K SHARES[2]

1 Year	-15.77%

5 Years	-0.60%

10 Years	2.80%

CLASS I SHARES[2]

1 Year	-15.42%

5 Years	-0.25%

10 Years	3.16%

CLASS Z SHARES[2]

1 Year	-15.35%

5 Years	-0.18%

Since Inception[3]	2.62%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$928.90	$4.57	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%
Class C
Actual	$1,000	$924.70	$8.10	1.67%
Hypothetical**	$1,000	$1,016.79	$8.49	1.67%
Advisor Class
Actual	$1,000	$930.20	$3.31	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%
Class R
Actual	$1,000	$926.90	$6.51	1.34%
Hypothetical**	$1,000	$1,018.45	$6.82	1.34%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$928.30	$4.91	1.01%
Hypothetical**	$1,000	$1,020.11	$5.14	1.01%
Class I
Actual	$1,000	$930.10	$3.36	0.69%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%
Class Z
Actual	$1,000	$930.50	$2.92	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,057.0

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.3% or less in the following security types: Asset-Backed Securities, Governments–Sovereign Bonds, Inflation-Linked Securities, Rights and Warrants.

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PORTFOLIO SUMMARY (continued)

October 31, 2022 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Angola, Argentina, Bahrain, Bermuda, Chile, China, Colombia, Czech Republic, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Gabon, Ghana, Guatemala, Hong Kong, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Jersey (Channel Islands), Macau, Morocco, Netherlands, Nigeria, Norway, Oman, Panama, Peru, Senegal, South Africa, Sweden, Trinidad & Tobago, Turkey, Ukraine, United Republic of Tanzania, Venezuela and Zambia.

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PORTFOLIO OF INVESTMENTS

October 31, 2022

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 58.7%
Industrial – 51.3%
Basic – 3.2%
Ahlstrom-Munksjo Holding 3 Oy 3.625%, 02/04/2028(a)	EUR	955	$756,796
4.875%, 02/04/2028(a)	U.S.$	4,788	3,817,711
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		2,645	2,126,646
7.50%, 09/30/2029(a)(b)		1,091	731,829
Cheever Escrow Issuer LLC 7.125%, 10/01/2027(a)		2,996	2,746,016
Constellium SE 3.125%, 07/15/2029(a)	EUR	4,303	3,151,803
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)	U.S.$	527	477,116
Element Solutions, Inc. 3.875%, 09/01/2028(a)		2,415	2,051,683
ERP Iron Ore, LLC 9.039%, 12/31/2019(c)(d)(e)(f)(g)		1,355	903,863
FMG Resources August 206 Pty Ltd. 4.375%, 04/01/2031(a)		12,055	9,576,487
4.50%, 09/15/2027(a)		1,475	1,321,614
6.125%, 04/15/2032(a)		8,381	7,442,800
Glatfelter Corp. 4.75%, 11/15/2029(a)		3,565	2,295,921
Guala Closures SpA 3.25%, 06/15/2028(a)	EUR	1,803	1,442,336
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)	U.S.$	5,122	4,331,360
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)	EUR	108	83,732
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)		5,634	4,384,643
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	3,288	2,789,977
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(g)		3,201	2,409,983
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		4,418	3,297,067
Kleopatra Finco SARL 4.25%, 03/01/2026(a)(b)	EUR	5,384	4,375,357

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kobe US Midco 2, Inc. 9.25% (9.25% Cash or 10.00% PIK), 11/01/2026(a)(g)	U.S.$	6,077	$4,680,113
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(c)(d)(e)(f)(h)		16,121	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		2,306	1,921,698
Monitchem HoldCo 3 SA 5.25%, 03/15/2025(a)	EUR	261	234,842
Olin Corp. 5.125%, 09/15/2027	U.S.$	540	506,277
5.625%, 08/01/2029		1,124	1,056,604
Rimini Bidco SpA 6.25% (EURIBOR 3 Month + 5.25%), 12/14/2026(b)(i)	EUR	6,497	5,461,328
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(a)		1,267	1,003,387
5.375%, 11/01/2026(a)	U.S.$	6,449	5,149,255
SPCM SA 3.125%, 03/15/2027(a)		1,487	1,298,567
Valvoline, Inc. 4.25%, 02/15/2030(a)		3,094	2,992,791
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(a)		14,230	9,415,686
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		3,382	2,958,726
5.625%, 08/15/2029(a)		1,965	1,518,999

			98,713,013

Capital Goods – 2.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/2029(a)		5,355	4,063,106
6.00%, 06/15/2027(a)		1,239	1,186,528
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		8,327	7,163,301
5.25%, 08/15/2027(a)		1,966	1,381,115
Bombardier, Inc. 7.125%, 06/15/2026(a)		2,000	1,900,904
7.50%, 03/15/2025(a)		7,321	7,198,113
7.875%, 04/15/2027(a)		4,395	4,175,964
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		9,472	8,862,134
EnerSys 4.375%, 12/15/2027(a)		5,050	4,429,088
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		5,660	4,482,288

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)	U.S.$	1,845	$1,771,200
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		2,757	2,577,898
Griffon Corp. 5.75%, 03/01/2028		1,264	1,158,012
Harsco Corp. 5.75%, 07/31/2027(a)		5,339	3,784,936
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		1,036	861,599
Madison IAQ LLC 5.875%, 06/30/2029(a)		2,565	1,764,548
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	7,486	6,672,154
SPX FLOW, Inc. 8.75%, 04/01/2030(a)	U.S.$	4,971	4,065,644
Titan Holdings II BV 5.125%, 07/15/2029(a)	EUR	2,767	2,148,470
TransDigm, Inc. 4.625%, 01/15/2029	U.S.$	3,591	3,060,540
4.875%, 05/01/2029		5,750	4,896,632
8.00%, 12/15/2025(a)		3,335	3,393,492
Triumph Group, Inc. 6.25%, 09/15/2024(a)		1,892	1,755,260
7.75%, 08/15/2025		2,289	1,736,324
8.875%, 06/01/2024(a)		1,533	1,549,167
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	132	117,117
WESCO Distribution, Inc. 7.25%, 06/15/2028(a)	U.S.$	2,462	2,496,962

			88,652,496

Communications - Media – 8.3%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		7,124	6,061,273
Altice Financing SA 5.00%, 01/15/2028(a)		3,834	3,063,189
5.75%, 08/15/2029(a)		24,458	19,418,416
AMC Networks, Inc. 4.25%, 02/15/2029		4,017	3,116,030
Arches Buyer, Inc. 6.125%, 12/01/2028(a)(b)		1,056	815,076
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	815	757,860
5.375%, 03/01/2025(a)	U.S.$	6,993	6,514,013
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)		23,087	18,763,338

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.50%, 06/01/2033(a)	U.S.$	13,557	$10,326,271
4.75%, 03/01/2030(a)		1,939	1,615,530
4.75%, 02/01/2032(a)		25,422	20,380,106
6.375%, 09/01/2029(a)		5,119	4,741,946
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		583	524,641
CSC Holdings LLC 4.50%, 11/15/2031(a)		6,832	5,320,258
5.00%, 11/15/2031(a)		6,551	4,745,468
5.375%, 02/01/2028(a)		4,139	3,816,802
5.75%, 01/15/2030(a)		24,221	18,650,170
7.50%, 04/01/2028(a)		2,326	2,011,044
DISH DBS Corp. 5.00%, 03/15/2023		1,133	1,118,825
5.125%, 06/01/2029		10,639	7,191,064
5.25%, 12/01/2026(a)		9,108	7,908,172
5.75%, 12/01/2028(a)		9,476	7,647,948
5.875%, 11/15/2024		953	878,956
7.375%, 07/01/2028		6,580	5,001,668
7.75%, 07/01/2026		3,040	2,568,145
DISH Network Corp. 3.375%, 08/15/2026(j)		4,275	2,959,518
Gray Escrow II, Inc. 5.375%, 11/15/2031(a)		8,103	6,511,415
iHeartCommunications, Inc. 5.25%, 08/15/2027(a)		5,020	4,575,272
6.375%, 05/01/2026		1,524	1,448,453
8.375%, 05/01/2027		1,375	1,235,948
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		4,636	4,389,599
Liberty Interactive LLC 3.75%, 02/15/2030(j)		2,205	971,147
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		5,581	4,914,070
National CineMedia LLC 5.875%, 04/15/2028(a)		3,387	1,361,197
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(a)		403	332,530
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		5,030	4,294,869
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		7,439	5,747,592
5.50%, 03/01/2030(a)		4,371	3,268,449
Sirius XM Radio, Inc. 4.00%, 07/15/2028(a)		26,374	22,765,503
5.50%, 07/01/2029(a)		110	101,436

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Summer BidCo BV 9.00% (9.00% Cash or 9.75% PIK), 11/15/2025(a)(g)	EUR	3,161	$2,307,741
Univision Communications, Inc. 4.50%, 05/01/2029(a)	U.S.$	2,116	1,785,132
7.375%, 06/30/2030(a)		8,775	8,544,632
Urban One, Inc. 7.375%, 02/01/2028(a)		12,257	10,727,519
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		4,106	3,251,807

			254,450,038

Communications - Telecommunications – 3.3%
Altice France SA/France 5.125%, 07/15/2029(a)		17,362	13,105,592
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		8,905	8,370,700
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		987	765,092
6.50%, 10/01/2028(a)		12,146	9,978,513
DKT Finance ApS 7.00%, 06/17/2023(a)	EUR	3,874	3,722,815
9.375%, 06/17/2023(a)	U.S.$	3,093	2,989,585
Embarq Corp. 7.995%, 06/01/2036		8,721	3,529,266
Iliad Holding SASU 6.50%, 10/15/2026(a)		1,449	1,340,809
7.00%, 10/15/2028(a)		1,668	1,511,456
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(c)(d)(e)		7,915	– 0	–
9.75%, 07/15/2025(c)(d)(e)(h)		1,446	– 0	–
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(a)	EUR	3,977	3,166,564
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)	U.S.$	3,785	2,884,497
4.25%, 07/01/2028(a)		4,459	3,674,800
4.625%, 09/15/2027(a)		4,848	4,218,196
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	3,690	3,209,695
Telecom Italia Capital SA 7.20%, 07/18/2036	U.S.$	5,713	4,481,476
7.721%, 06/04/2038		6,995	5,528,298
United Group BV 3.625%, 02/15/2028(a)	EUR	752	535,077
4.00%, 11/15/2027(a)		796	573,483
4.625%, 08/15/2028(a)		825	587,118

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.142% (EURIBOR 3 Month + 4.88%), 02/01/2029(i)	EUR	5,496	$4,475,179
5.25%, 02/01/2030(a)		1,092	766,992
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)	U.S.$	18,630	15,241,605
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(a)		5,505	4,251,772
6.125%, 03/01/2028(a)		1,839	1,222,618

			100,131,198

Consumer Cyclical - Automotive – 4.0%
Aston Martin Capital Holdings Ltd. 10.50%, 11/30/2025(a)		3,901	3,750,093
15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(a)(g)		4,486	4,897,946
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	1,055	969,512
Dana, Inc. 4.25%, 09/01/2030	U.S.$	3,854	3,079,335
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		8,346	7,312,698
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(c)(d)(e)(h)		18,493	– 0	–
(First Lien) 11.00%, 10/31/2024(c)(d)(e)(h)		7,590	– 0	–
Ford Motor Co. 3.25%, 02/12/2032		9,212	6,917,567
6.10%, 08/19/2032		17,381	15,925,098
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		388	336,066
4.95%, 05/28/2027		6,465	5,922,868
5.113%, 05/03/2029		1,800	1,608,154
5.125%, 06/16/2025		538	519,194
Goodyear Tire & Rubber Co. (The) 5.25%, 07/15/2031		1,463	1,222,745
IHO Verwaltungs GmbH 4.75% (4.75% Cash or 5.50% PIK), 09/15/2026(a)(g)		1,575	1,342,069
6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(g)		7,018	6,031,324
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(a)		6,351	4,447,852
5.875%, 11/15/2024(a)	EUR	667	624,195
5.875%, 01/15/2028(a)	U.S.$	6,393	4,738,096
7.75%, 10/15/2025(a)		6,597	6,067,861

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mclaren Finance PLC 7.50%, 08/01/2026(a)	U.S.$	9,232	$7,371,257
PM General Purchaser LLC 9.50%, 10/01/2028(a)		6,681	5,737,010
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		6,620	4,792,305
Schaeffler AG 3.375%, 10/12/2028(a)	EUR	1,800	1,506,066
Tenneco, Inc. 5.00%, 07/15/2026	U.S.$	2,571	2,561,007
7.875%, 01/15/2029(a)		4,343	4,315,237
Titan International, Inc. 7.00%, 04/30/2028		7,168	6,677,472
ZF Europe Finance BV 2.00%, 02/23/2026(a)	EUR	1,200	1,030,206
3.00%, 10/23/2029(a)		1,600	1,229,944
ZF Finance GmbH 2.00%, 05/06/2027(a)		200	160,309
2.25%, 05/03/2028(a)		1,200	924,083
3.75%, 09/21/2028(a)		100	81,290
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	9,312	8,739,876

			120,838,735

Consumer Cyclical - Entertainment – 3.1%
Carnival Corp. 4.00%, 08/01/2028(a)		8,433	6,783,294
5.75%, 03/01/2027(a)		5,811	4,025,570
7.625%, 03/01/2026(a)	EUR	1,630	1,158,787
9.875%, 08/01/2027(a)	U.S.$	5,639	5,258,368
10.125%, 02/01/2026(a)	EUR	1,630	1,574,608
Carnival PLC 1.00%, 10/28/2029		737	306,467
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)	U.S.$	12,465	12,380,199
Cinemark USA, Inc. 5.25%, 07/15/2028(a)		2,584	1,983,062
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		1,512	1,354,441
Mattel, Inc. 3.75%, 04/01/2029(a)		5,792	5,012,108
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	2,973	2,369,900
NCL Corp., Ltd. 5.875%, 03/15/2026(a)	U.S.$	9,466	7,751,685

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)	U.S.$	6,220	$4,873,059
5.50%, 08/31/2026(a)		5,098	4,168,125
5.50%, 04/01/2028(a)		20,172	15,532,440
11.50%, 06/01/2025(a)		7,586	8,169,894
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		4,065	3,248,892
7.00%, 02/15/2029(a)(b)		5,016	3,994,064
13.00%, 05/15/2025(a)		2,788	2,996,343
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		3,318	2,764,604

			95,705,910

Consumer Cyclical - Other – 3.0%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		4,216	3,409,038
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		5,889	4,518,922
6.25%, 09/15/2027(a)		7,295	6,368,508
Builders FirstSource, Inc. 6.375%, 06/15/2032(a)		6,873	6,331,145
Castle UK Finco PLC 5.571% (EURIBOR 3 Month + 5.25%), 05/15/2028(i)	EUR	2,233	1,652,573
7.00%, 05/15/2029	GBP	2,900	2,263,181
Churchill Downs, Inc. 4.75%, 01/15/2028(a)	U.S.$	1,528	1,353,561
Empire Communities Corp. 7.00%, 12/15/2025(a)		1,563	1,354,777
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		6,001	5,007,125
Forestar Group, Inc. 3.85%, 05/15/2026(a)		2,881	2,475,580
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		2,459	1,957,697
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		1,162	950,456
5.00%, 06/01/2029(a)		6,848	5,893,198
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		838	742,121
International Game Technology PLC 3.50%, 06/15/2026(a)	EUR	1,026	958,173
Mattamy Group Corp. 4.625%, 03/01/2030(a)	U.S.$	4,691	3,706,372

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MGM Resorts International 5.50%, 04/15/2027	U.S.$	4,386	$4,043,555
NH Hotel Group SA 4.00%, 07/02/2026(a)	EUR	3,608	3,130,784
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.875%, 09/01/2031(a)	U.S.$	1,493	1,059,583
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)		3,292	2,776,158
4.75%, 04/01/2029(a)		4,530	3,691,190
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		4,781	4,477,965
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		1,782	1,634,496
5.875%, 06/15/2027(a)		493	463,598
Travel + Leisure Co. 4.50%, 12/01/2029(a)		3,509	2,856,648
4.625%, 03/01/2030(a)		10,068	8,174,273
6.625%, 07/31/2026(a)		3,533	3,447,343
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		2,353	2,049,349
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		7,631	6,082,268

			92,829,637

Consumer Cyclical - Restaurants – 0.8%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		6,965	6,127,504
4.00%, 10/15/2030(a)		8,721	7,116,726
4.375%, 01/15/2028(a)		83	72,963
Stonegate Pub Co. Financing 2019 PLC 8.00%, 07/13/2025(a)	GBP	963	993,548
8.25%, 07/31/2025(a)		6,836	7,093,184
Yum! Brands, Inc. 4.625%, 01/31/2032	U.S.$	2,867	2,448,109

			23,852,034

Consumer Cyclical - Retailers – 3.5%
Arko Corp. 5.125%, 11/15/2029(a)		4,612	3,654,399
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		3,368	2,769,581
5.00%, 02/15/2032(a)		1,444	1,164,177

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bath & Body Works, Inc. 5.25%, 02/01/2028	U.S.$	531	$469,499
6.625%, 10/01/2030(a)		3,212	2,877,916
6.75%, 07/01/2036		1,479	1,220,671
6.875%, 11/01/2035		9,394	7,988,191
7.50%, 06/15/2029		492	466,631
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(g)		2,653	1,756,110
Carvana Co. 5.50%, 04/15/2027(a)		1,469	710,705
5.875%, 10/01/2028(a)		4,527	2,083,727
FirstCash, Inc. 5.625%, 01/01/2030(a)		4,160	3,722,749
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		1,246	871,776
Gap, Inc. (The) 3.625%, 10/01/2029(a)		15,515	10,899,987
3.875%, 10/01/2031(a)		2,335	1,611,177
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		3,885	3,126,398
Levi Strauss & Co. 3.50%, 03/01/2031(a)		2,970	2,377,704
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		7,693	5,472,535
7.875%, 05/01/2029(a)		6,100	3,417,171
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		6,621	6,297,026
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)(b)		4,311	4,047,422
Rite Aid Corp. 7.50%, 07/01/2025(a)		4,738	3,338,363
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		5,847	4,601,994
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		4,261	3,451,287
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		1,110	911,846
Staples, Inc. 7.50%, 04/15/2026(a)		12,372	10,760,224
10.75%, 04/15/2027(a)(b)		6,383	4,634,371
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		3,220	3,156,302
White Cap Buyer LLC 6.875%, 10/15/2028(a)		4,257	3,617,658

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

William Carter Co. (The) 5.625%, 03/15/2027(a)	U.S.$	1,991	$1,914,134
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		4,275	3,406,542

			106,798,273

Consumer Non-Cyclical – 6.0%
180 Medical, Inc. 3.875%, 10/15/2029(a)		4,968	4,198,667
AdaptHealth LLC 4.625%, 08/01/2029(a)		2,133	1,816,763
6.125%, 08/01/2028(a)		132	122,191
AHP Health Partners, Inc. 5.75%, 07/15/2029(a)		4,713	3,652,771
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		3,290	3,051,351
4.875%, 02/15/2030(a)		2,263	2,007,951
5.875%, 02/15/2028(a)		1,997	1,877,667
7.50%, 03/15/2026(a)		333	341,331
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		10,910	6,695,069
5.00%, 02/15/2029(a)		6,076	2,373,627
6.25%, 02/15/2029(a)		4,938	1,925,847
CAB SELAS 3.375%, 02/01/2028(a)	EUR	3,859	2,976,850
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)	U.S.$	1,291	866,318
5.625%, 03/15/2027(a)		697	555,747
6.125%, 04/01/2030(a)		17,171	7,030,868
6.875%, 04/01/2028(a)(b)		2,898	1,125,943
6.875%, 04/15/2029(a)		11,480	4,732,017
8.00%, 03/15/2026(a)		2,265	1,952,915
Cidron Aida Finco SARL 5.00%, 04/01/2028(a)	EUR	949	735,658
DaVita, Inc. 3.75%, 02/15/2031(a)	U.S.$	1,823	1,322,794
4.625%, 06/01/2030(a)		13,333	10,395,504
Embecta Corp. 5.00%, 02/15/2030(a)		7,927	6,804,300
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		7,410	4,452,268
Garden Spinco Corp. 8.625%, 07/20/2030(a)		3,395	3,512,269
Global Medical Response, Inc. 6.50%, 10/01/2025(a)		2,750	2,126,954
Grifols Escrow Issuer SA 3.875%, 10/15/2028(a)	EUR	6,477	4,877,748

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	3,656	$2,991,345
IQVIA, Inc. 2.25%, 03/15/2029(a)		3,948	3,176,194
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)	U.S.$	9,238	7,788,802
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		3,671	3,209,668
Legacy LifePoint Health LLC 6.75%, 04/15/2025(a)		333	294,895
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.00%, 06/15/2029(a)		636	352,980
Medline Borrower LP 3.875%, 04/01/2029(a)		6,982	5,702,882
5.25%, 10/01/2029(a)(b)		14,103	10,993,029
ModivCare, Inc. 5.875%, 11/15/2025(a)		249	237,884
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.00%, 06/15/2029(a)(b)		5,267	3,785,656
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		2,952	2,510,711
Post Holdings, Inc. 4.50%, 09/15/2031(a)		7,969	6,590,250
4.625%, 04/15/2030(a)		4,414	3,731,290
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		7,622	6,397,080
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		11,464	9,156,354
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		3,960	2,979,375
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		8,864	6,534,037
Tenet Healthcare Corp. 6.125%, 10/01/2028(a)		10,325	8,951,950
6.125%, 06/15/2030(a)		3,026	2,813,726
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		5,317	4,038,543
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		10,570	9,570,567
US Renal Care, Inc. 10.625%, 07/15/2027(a)		1,739	693,935

			184,032,541

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 4.6%
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)	U.S.$	1,215	$1,105,336
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		2,179	2,156,728
Callon Petroleum Co. 8.25%, 07/15/2025		253	252,924
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		2,595	2,598,599
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		2,387	2,349,613
7.00%, 06/15/2025(a)		9,430	9,295,071
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		3,111	2,867,888
CNX Resources Corp. 6.00%, 01/15/2029(a)		635	593,275
7.25%, 03/14/2027(a)		81	80,361
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		1,289	1,234,297
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		4,001	3,710,384
Diamond Foreign Asset Co./Diamond Finance LLC 9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(a)(g)		568	515,620
9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(g)		494	448,117
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		6,469	6,119,690
EnLink Midstream Partners LP Series C 6.00%, 12/15/2170(k)		12,323	9,465,514
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		3,841	3,265,067
4.75%, 01/15/2031(a)		2,259	1,887,259
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		2,898	2,713,996
7.75%, 02/01/2028		8,431	8,038,043
8.00%, 01/15/2027		3,447	3,346,528
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		2,289	2,083,717
7.00%, 08/01/2027		2,149	2,061,033
Gulfport Energy Corp. 6.00%, 10/15/2024(e)		2,508	3,135
6.375%, 05/15/2025(e)		9,574	11,968

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 01/15/2026(e)	U.S.$	9,247	$11,559
6.625%, 05/01/2023(e)		619	774
8.00%, 05/17/2026(a)		3,335	3,325,529
Harbour Energy PLC 5.50%, 10/15/2026(a)		2,718	2,449,816
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		499	426,585
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		1,024	937,138
6.00%, 02/01/2031(a)		1,461	1,325,102
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(a)		6,214	6,139,900
ITT Holdings LLC 6.50%, 08/01/2029(a)		10,492	8,445,496
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)		2,391	2,199,290
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		1,898	1,830,287
7.50%, 01/15/2028(a)		7,663	7,071,183
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		1,240	1,221,766
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		6,051	5,941,768
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		7,606	6,886,174
Occidental Petroleum Corp. 5.875%, 09/01/2025		346	349,108
6.125%, 01/01/2031		435	436,655
8.875%, 07/15/2030		558	637,984
PDC Energy, Inc. 5.75%, 05/15/2026		6,047	5,803,296
6.125%, 09/15/2024		3,611	3,592,749
Southwestern Energy Co. 5.375%, 02/01/2029		1,481	1,379,179
8.375%, 09/15/2028		153	158,800
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		4,596	4,413,287
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		1,654	1,458,625
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		1,917	1,825,379
Talos Production, Inc. 12.00%, 01/15/2026		1,766	1,872,984
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		3,361	3,341,113

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transocean Pontus Ltd. 6.125%, 08/01/2025(a)	U.S.$	897	$860,306
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		1,678	1,606,010

			142,152,005

Other Industrial – 0.2%
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	6,204	4,571,484
Interface, Inc. 5.50%, 12/01/2028(a)	U.S.$	1,364	1,090,972

			5,662,456

Services – 3.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)		1,397	973,483
6.625%, 07/15/2026(a)		1,699	1,626,361
9.75%, 07/15/2027(a)		7,999	6,955,211
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	1,105	868,010
4.625%, 06/01/2028(a)	U.S.$	4,924	4,057,490
4.875%, 06/01/2028(a)	GBP	3,580	3,076,012
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	15,485	11,287,525
Aptim Corp. 7.75%, 06/15/2025(a)		11,051	7,592,201
APX Group, Inc. 5.75%, 07/15/2029(a)(b)		10,271	8,104,639
6.75%, 02/15/2027(a)		2,701	2,639,928
Block, Inc. 2.75%, 06/01/2026		3,436	3,074,903
3.50%, 06/01/2031		7,394	5,952,659
Cars.com, Inc. 6.375%, 11/01/2028(a)		4,403	3,815,692
Elis SA 1.625%, 04/03/2028(a)	EUR	900	737,753
Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	378	336,337
9.50%, 11/01/2027(a)		495	448,522
ION Trading Technologies SARL 5.75%, 05/15/2028(a)		4,378	3,524,599
Korn Ferry 4.625%, 12/15/2027(a)		2,404	2,186,823
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		8,204	5,908,110
MoneyGram International, Inc. 5.375%, 08/01/2026(a)		3,455	3,447,864

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Monitronics International, Inc. 0.00%, 04/01/2020(c)(d)(e)(f)	U.S.$	6,914	$	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		3,721		3,228,503
5.75%, 11/01/2028(a)(b)		17,454		13,486,266
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		135		134,026
6.25%, 01/15/2028(a)		13,331		12,345,697
Q-Park Holding I BV 1.50%, 03/01/2025(a)	EUR	586		503,218
2.00%, 03/01/2027(a)		946		740,865
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)	U.S.$	1,580		1,485,249
9.25%, 04/15/2025(a)		673		656,138
Verisure Holding AB 3.875%, 07/15/2026(a)	EUR	3,620		3,193,910
Verisure Midholding AB 5.25%, 02/15/2029(a)		4,130		3,141,587
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)	U.S.$	265		247,428

				115,777,009

Technology – 2.8%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		3,518		2,859,575
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		7,398		5,772,399
Avaya, Inc. 6.125%, 09/15/2028(a)		6,919		2,927,319
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		4,374		3,474,394
Centurion Bidco SpA 5.875%, 09/30/2026(a)	EUR	3,074		2,684,465
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)	U.S.$	723		602,830
CWT Travel Group, Inc. 8.50%, 11/19/2026(a)		4,184		3,597,211
Entegris Escrow Corp. 5.95%, 06/15/2030(a)		4,475		4,089,220
Imola Merger Corp. 4.75%, 05/15/2029(a)		4,868		4,221,403
NCR Corp. 5.125%, 04/15/2029(a)		5,205		4,364,122
6.125%, 09/01/2029(a)		1,207		1,156,209
NortonLifeLock, Inc. 6.75%, 09/30/2027(a)		4,989		4,921,600
7.125%, 09/30/2030(a)		3,489		3,443,514

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pitney Bowes, Inc. 6.875%, 03/15/2027(a)	U.S.$	2,627	$1,684,802
Playtech PLC 4.25%, 03/07/2026(a)	EUR	776	708,944
Playtika Holding Corp. 4.25%, 03/15/2029(a)	U.S.$	2,294	1,910,458
Presidio Holdings, Inc. 8.25%, 02/01/2028(a)		9,310	8,294,689
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		14,232	9,416,132
Sensata Technologies BV 5.875%, 09/01/2030(a)		1,092	1,036,365
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		17,204	14,465,908
Virtusa Corp. 7.125%, 12/15/2028(a)		3,521	2,533,651

			84,165,210

Transportation - Airlines – 0.7%
Allegiant Travel Co. 7.25%, 08/15/2027(a)		437	411,822
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		3,807	3,628,218
5.75%, 04/20/2029(a)		14,053	12,788,495
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		2,120	1,956,160
United Airlines, Inc. 4.625%, 04/15/2029(a)		3,152	2,706,053

			21,490,748

Transportation - Services – 1.1%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		3,384	3,090,180
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.25%, 10/15/2026(a)	EUR	2,713	2,295,123
6.125%, 10/15/2026(a)	U.S.$	2,243	1,909,924
Atlantia SpA 1.875%, 02/12/2028(a)	EUR	3,996	3,124,523
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)	U.S.$	3,655	3,208,950
5.375%, 03/01/2029(a)(b)		1,387	1,200,088
5.75%, 07/15/2027(a)		1,477	1,351,455
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)	EUR	538	437,573

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BCP V Modular Services Finance PLC 6.75%, 11/30/2029	EUR	5,428	$3,715,341
EC Finance PLC 3.00%, 10/15/2026		1,905	1,659,337
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	5,020	4,277,417
5.00%, 12/01/2029(a)		2,627	2,090,710
Kapla Holding SAS 3.375%, 12/15/2026(a)	EUR	106	85,487
Loxam SAS 2.875%, 04/15/2026(a)		934	796,762
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	6,240	5,071,487

			34,314,357

			1,569,565,660

Financial Institutions – 6.9%
Banking – 1.9%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(k)		14,614	10,586,220
Series C 4.70%, 05/15/2028(k)		993	667,792
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)		6,719	5,909,041
7.00%, 01/15/2026(a)		3,175	2,736,691
Credit Suisse Group AG 6.25%, 12/18/2024(a)(k)		7,786	6,555,599
6.375%, 08/21/2026(a)(k)		8,766	6,566,678
Discover Financial Services Series D 6.125%, 06/23/2025(k)		19,736	19,126,230
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		3,198	3,036,906
5.71%, 01/15/2026(a)		860	783,224

			55,968,381

Brokerage – 0.7%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		6,141	6,132,085
AG Issuer LLC 6.25%, 03/01/2028(a)		3,354	3,148,145
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(a)		897	900,469
NFP Corp. 6.875%, 08/15/2028(a)		12,548	10,813,645

			20,994,344

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 1.8%
Air Lease Corp. Series B 4.65%, 06/15/2026 (k)	U.S.$	5,818	$4,827,231
Aircastle Ltd. 5.25%, 06/15/2026(a)(k)		2,836	2,112,527
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		4,612	3,919,251
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		4,791	4,024,440
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		4,831	4,151,572
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		13,768	8,126,575
Enova International, Inc. 8.50%, 09/01/2024(a)		2,537	2,382,001
8.50%, 09/15/2025(a)		6,750	6,128,255
goeasy Ltd. 4.375%, 05/01/2026(a)		734	636,308
ILFC E-Capital Trust II 5.365% (LIBOR 3 Month + 1.80%), 12/21/2065(a)(i)		1,500	1,027,572
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		6,831	5,368,542
Navient Corp. 4.875%, 03/15/2028		6,959	5,550,314
5.00%, 03/15/2027		1,471	1,240,279
5.625%, 08/01/2033		1,834	1,295,363
6.75%, 06/25/2025		2,395	2,288,636
6.75%, 06/15/2026		2,098	1,979,520

			55,058,386

Insurance – 0.6%
Acrisure LLC/Acrisure Finance, Inc. 10.125%, 08/01/2026(a)		3,473	3,466,871
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(b)(g)		11,171	11,029,567
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		4,500	3,700,574

			18,197,012

Other Finance – 0.7%
Altice France Holding SA 10.50%, 05/15/2027(a)		4,599	3,583,557
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		8,586	6,412,175

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Coinbase Global, Inc. 3.375%, 10/01/2028(a)	U.S.$	5,564	$3,683,576
3.625%, 10/01/2031(a)		2,379	1,431,234
Intrum AB 4.875%, 08/15/2025	EUR	4,189	3,736,057
Motion Finco SARL 7.00%, 05/15/2025(a)		3,433	3,326,203

			22,172,802

REITs – 1.2%
ADLER Group SA 2.75%, 11/13/2026(a)		1,200	503,976
Aedas Homes Opco SLU 4.00%, 08/15/2026		8,929	7,563,815
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	8,411	7,174,430
5.75%, 05/15/2026(a)		2,813	2,616,548
Diversified Healthcare Trust 9.75%, 06/15/2025		2,820	2,663,817
Iron Mountain, Inc. 5.25%, 03/15/2028(a)		1,551	1,427,235
Neinor Homes SA 4.50%, 10/15/2026(a)	EUR	5,519	4,583,363
Via Celere Desarrollos Inmobiliarios SA 5.25%, 04/01/2026		5,665	4,954,968
Vivion Investments SARL 3.00%, 08/08/2024(a)		4,600	3,901,651
3.50%, 11/01/2025(a)(b)		2,400	1,964,706

			37,354,509

			209,745,434

Utility – 0.5%
Electric – 0.3%
Calpine Corp. 5.125%, 03/15/2028(a)	U.S.$	1,557	1,385,250
ContourGlobal Power Holdings SA 3.125%, 01/01/2028(a)	EUR	813	592,078
Vistra Corp. 7.00%, 12/15/2026(a)(k)	U.S.$	3,713	3,299,766
8.00%, 10/15/2026(a)(k)		4,495	4,269,348

			9,546,442

Natural Gas – 0.0%
AmeriGas Partners LP / AmeriGas Finance Corp. 5.875%, 08/20/2026		530	498,028

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.2%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)	U.S.$	4,331	$4,143,676

			14,188,146

Total Corporates - Non-Investment Grade (cost $2,165,302,298)			1,793,499,240

CORPORATES - INVESTMENT GRADE – 11.7%
Financial Institutions – 6.1%
Banking – 3.4%
AIB Group PLC 7.583%, 10/14/2026(a)		6,233	6,201,152
Bank of America Corp. Series AA 6.10%, 03/17/2025(k)		347	332,357
Series B 8.05%, 06/15/2027		9,500	10,228,269
Series Z 6.50%, 10/23/2024(k)		1,681	1,662,370
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		2,592	2,507,834
Barclays PLC 7.25%, 06/15/2171(a)(k)	GBP	3,808	4,335,510
7.385%, 11/02/2028	U.S.$	6,480	6,452,242
8.00%, 03/15/2029(k)		3,721	3,344,249
BNP Paribas SA 4.625%, 08/25/2171(a)(k)		2,500	1,736,166
7.75%, 08/16/2029(a)(k)		4,249	4,014,544
Citigroup, Inc. 5.95%, 01/30/2023 (k)		12,423	12,333,922
Credit Agricole SA 8.125%, 12/23/2025(a)(k)		1,767	1,758,165
8.125%, 03/23/2171(k)		4,862	4,843,094
Credit Suisse Group AG 6.373%, 07/15/2026(a)		1,245	1,163,116
Dresdner Funding Trust I 8.151%, 06/30/2031(a)		816	834,908
Goldman Sachs Group, Inc. (The) Series P 5.00%, 12/01/2022(k)		13,522	12,580,600
HSBC Holdings PLC 4.60%, 12/17/2030(k)		725	478,030
4.762%, 03/29/2033		3,458	2,758,975
6.375%, 03/30/2025(k)		651	575,321
7.336%, 11/03/2026		6,216	6,228,514

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lloyds Banking Group PLC 3.369%, 12/14/2046	U.S.$	7,344	$4,312,730
Regions Bank/Birmingham AL 6.45%, 06/26/2037		3,150	3,127,670
Standard Chartered PLC 5.925% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(i)(k)		3,500	2,578,519
7.75%, 04/02/2023(a)(k)		1,457	1,442,949
7.75%, 08/15/2027(a)(k)		255	233,347
Swedbank AB Series NC5 5.625%, 03/17/2171(a)(k)		600	564,565
UBS Group AG 7.00%, 02/19/2171(a)(k)		6,302	6,103,725

			102,732,843

Finance – 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		3,919	2,953,031
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,274	957,733
4.25%, 06/15/2026		162	142,894
5.25%, 08/11/2025(a)		11,719	10,965,663
Aviation Capital Group LLC 4.125%, 08/01/2025(a)		2,077	1,884,322
4.875%, 10/01/2025(a)		1,585	1,453,953
Huarong Finance 2017 Co., Ltd. 4.75%, 04/27/2027(a)		751	536,636
Huarong Finance 2019 Co., Ltd. 3.25%, 11/13/2024(a)		708	591,534
3.75%, 05/29/2024(a)		412	360,706
Huarong Finance II Co., Ltd. 4.625%, 06/03/2026(a)		1,899	1,428,998
4.875%, 11/22/2026(a)		1,016	752,348
5.50%, 01/16/2025(a)		4,811	4,069,204

			26,097,022

Insurance – 1.5%
Centene Corp. 2.625%, 08/01/2031		12,222	9,345,376
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		12,355	13,543,165
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		9,269	9,650,468
MetLife, Inc. 10.75%, 08/01/2039		1,745	2,250,843

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nationwide Mutual Insurance Co. 5.583% (LIBOR 3 Month + 2.29%), 12/15/2024(a)(i)	U.S.$	5,000	$5,000,055
Prudential Financial, Inc. 5.625%, 06/15/2043		4,922	4,863,443

			44,653,350

REITs – 0.4%
Office Properties Income Trust 3.45%, 10/15/2031		7,024	4,298,907
VICI Properties LP/VICI Note Co., Inc. 4.625%, 06/15/2025(a)		1,279	1,203,424
5.625%, 05/01/2024(a)		2,333	2,306,470
5.75%, 02/01/2027(a)		4,572	4,319,047

			12,127,848

			185,611,063

Industrial – 5.5%
Basic – 0.8%
Arconic Corp. 6.00%, 05/15/2025(a)		3,466	3,429,707
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		8,224	6,620,320
Celanese US Holdings LLC 5.90%, 07/05/2024		2,405	2,363,447
6.05%, 03/15/2025		2,405	2,339,398
Freeport Indonesia PT 4.763%, 04/14/2027(a)		696	623,790
INEOS Finance PLC 2.875%, 05/01/2026(a)	EUR	3,007	2,637,039
3.375%, 03/31/2026(a)		1,428	1,267,134
Nexa Resources SA 6.50%, 01/18/2028(a)	U.S.$	5,519	5,066,442

			24,347,277

Capital Goods – 0.4%
General Electric Co. Series D 6.623% (LIBOR 3 Month + 3.33%), 12/15/2022(i)(k)		12,108	11,711,016
Howmet Aerospace, Inc. 5.90%, 02/01/2027		805	798,504
Textron Financial Corp. 4.64% (LIBOR 3 Month + 1.74%), 02/15/2042(a)(i)		125	85,965

			12,595,485

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.5%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)	U.S.$	7,816	$7,034,526
Discovery Communications LLC 4.125%, 05/15/2029		736	621,790
Prosus NV 4.027%, 08/03/2050(a)		1,341	717,687
Warnermedia Holdings, Inc. 3.755%, 03/15/2027(a)		3,059	2,722,445
4.279%, 03/15/2032(a)		4,249	3,433,897

			14,530,345

Communications - Telecommunications – 0.1%
Sprint Capital Corp. 8.75%, 03/15/2032		3,300	3,871,489
Sprint Corp. 7.625%, 03/01/2026		137	142,743

			4,014,232

Consumer Cyclical - Other – 0.5%
MDC Holdings, Inc. 6.00%, 01/15/2043		9,963	7,582,638
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		900	623,916
4.625%, 04/06/2031(a)		5,800	3,950,430
Sands China Ltd. 3.75%, 08/08/2031		675	442,754
4.875%, 06/18/2030		2,225	1,557,500
5.90%, 08/08/2028		1,104	866,519

			15,023,757

Consumer Cyclical - Retailers – 0.2%
Macy’s Retail Holdings LLC 5.875%, 04/01/2029(a)		1,195	1,034,973
5.875%, 03/15/2030(a)		4,253	3,590,680
6.125%, 03/15/2032(a)		2,121	1,763,317

			6,388,970

Consumer Non-Cyclical – 0.9%
BAT Capital Corp. 7.75%, 10/19/2032		2,504	2,559,444
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		3,048	2,638,058
4.00%, 03/15/2031(a)		4,554	3,832,339
Newell Brands, Inc. 4.45%, 04/01/2026		3,038	2,825,496

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.875%, 06/01/2025	U.S.$	748	$721,678
5.75%, 04/01/2046		1,969	1,514,125
6.375%, 09/15/2027		5,026	4,921,347
6.625%, 09/15/2029		5,026	4,911,674
Pilgrim’s Pride Corp. 3.50%, 03/01/2032(a)		5,244	4,025,025

			27,949,186

Energy – 1.1%
Apache Corp. 5.10%, 09/01/2040		1,548	1,253,320
Cheniere Energy Partners LP 4.50%, 10/01/2029		2,089	1,844,399
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		1,103	1,003,609
Ecopetrol SA 4.625%, 11/02/2031		2,197	1,513,184
5.875%, 11/02/2051		5,917	3,482,155
Energy Transfer LP 4.40%, 03/15/2027		7,547	7,015,973
4.95%, 05/15/2028		1,214	1,125,782
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		227	205,019
Oleoducto Central SA 4.00%, 07/14/2027(a)		610	496,311
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032		7,821	6,444,502
TransCanada PipeLines Ltd. 5.115% (LIBOR 3 Month + 2.21%), 05/15/2067(i)		2,500	1,905,431
Western Midstream Operating LP 3.95%, 06/01/2025		1,033	981,512
4.30%, 02/01/2030		2,516	2,211,614
4.50%, 03/01/2028		1,652	1,516,085
4.75%, 08/15/2028		1,563	1,444,909
5.45%, 04/01/2044		916	741,556

			33,185,361

Technology – 0.5%
Broadcom, Inc. 4.00%, 04/15/2029(a)		1,006	882,862
4.15%, 04/15/2032(a)		4,859	4,076,332
Dell International LLC/EMC Corp. 8.35%, 07/15/2046		690	732,631
HP, Inc. 5.50%, 01/15/2033		5,346	4,759,445
Microchip Technology, Inc. 4.25%, 09/01/2025		3,341	3,185,851

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Digital Corp. 3.10%, 02/01/2032	U.S.$	775	$537,488

			14,174,609

Transportation - Airlines – 0.5%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		2,971	2,754,949
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		13,713	13,561,677

			16,316,626

Transportation - Services – 0.0%
Ashtead Capital, Inc. 5.50%, 08/11/2032(a)		1,058	956,395

			169,482,243

Utility – 0.1%
Electric – 0.1%
Enel Finance International NV 7.50%, 10/14/2032(a)		2,963	2,978,182

Total Corporates - Investment Grade (cost $390,993,942)			358,071,488

BANK LOANS – 7.0%
Industrial – 6.3%
Capital Goods – 0.8%
ACProducts Holdings, Inc. 7.127% (LIBOR 3 Month + 4.25%), 05/17/2028(l)		7,787	5,400,317
7.924% (LIBOR 3 Month + 4.25%), 05/17/2028(l)		2,569	1,781,923
Apex Tool Group, LLC 8.624% (SOFR 1 Month + 5.25%), 02/08/2029(l)		12,428	10,695,708
Granite US Holdings Corporation 7.688% (LIBOR 3 Month + 4.00%), 09/30/2026(c)(l)		8,225	8,003,896

			25,881,844

Communications - Media – 0.3%
Advantage Sales & Marketing, Inc. 8.284% (LIBOR 3 Month + 4.50%), 10/28/2027(l)		9,334	8,097,028

Communications - Telecommunications – 1.3%
Crown Subsea Communications Holding, Inc. 8.518% (LIBOR 1 Month + 4.75%), 04/27/2027(l)		7,268	7,097,617

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DIRECTV Financing, LLC 8.754% (LIBOR 1 Month + 5.00%), 08/02/2027(l)	U.S.$	2,812	$2,673,414
Intrado Corporation (West Corp/Olympus Merger) 8.415% (LIBOR 3 Month + 4.00%), 10/10/2024(l)		7,177	6,291,680
Proofpoint, Inc. 9.320% (LIBOR 3 Month + 6.25%), 08/31/2029(l)		12,450	11,952,000
Zacapa SARL 7.803% (SOFR 3 Month + 4.25%), 03/22/2029(l)		12,658	12,063,102

			40,077,813

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 7.004% (LIBOR 1 Month + 3.25%), 04/30/2026(l)		2,493	2,419,734

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC 6.504% (LIBOR 1 Month + 2.75%), 12/23/2024(l)		8,217	8,117,527

Consumer Cyclical - Retailers – 0.1%
Restoration Hardware, Inc. 7.079% (SOFR 1 Month + 3.25%), 10/20/2028(l)		4,510	4,246,932

Consumer Non-Cyclical – 1.2%
Gainwell Acquisition Corp. 7.674% (LIBOR 3 Month + 4.00%), 10/01/2027(l)		6,848	6,494,188
Global Medical Response, Inc. 8.004% (LIBOR 1 Month + 4.25%), 03/14/2025(l)		5,153	3,964,453
Kronos Acquisition Holdings, Inc. 6.820% (LIBOR 3 Month + 3.75%), 12/22/2026(l)		4,628	4,364,682
Mallinckrodt International Finance S.A. 8.733% (LIBOR 3 Month + 5.25%), 09/30/2027(l)		4,669	3,778,908
Padagis, LLC 8.491% (LIBOR 3 Month + 4.75%), 07/06/2028(c)(l)		1,995	1,686,024
PetSmart, LLC 7.500% (LIBOR 1 Month + 3.75%), 02/11/2028(l)		5,765	5,536,341

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 8.924% (LIBOR 3 Month + 5.25%), 12/15/2027(l)	U.S.$	10,885	$9,741,960

			35,566,556

Energy – 0.7%
CITGO Petroleum Corporation 9.365% (LIBOR 1 Month + 6.25%), 03/28/2024(l)		2,768	2,765,654
GIP II Blue Holding, L.P. 8.174% (LIBOR 3 Month + 4.50%), 09/29/2028(l)		13,397	13,259,787
Parkway Generation, LLC 8.500% (LIBOR 1 Month + 4.75%), 02/18/2029(l)		5,683	5,616,395

			21,641,836

Other Industrial – 0.3%
American Tire Distributors, Inc. 10.608% (LIBOR 3 Month + 6.25%), 10/20/2028(l)		5,094	4,678,535
Dealer Tire, LLC 8.004% (LIBOR 1 Month + 4.25%), 12/12/2025(l)		1,595	1,563,672
FCG Acquisitions, Inc. 10.424% (LIBOR 3 Month + 6.75%), 03/30/2029(c)(l)		3,390	3,169,650
Rockwood Service Corporation 8.004% (LIBOR 1 Month + 4.25%), 01/23/2027(l)		496	482,751

			9,894,608

Services – 0.3%
Verscend Holding Corp. 7.754% (LIBOR 1 Month + 4.00%), 08/27/2025(c)(l)		7,683	7,577,597

Technology – 0.9%
Ascend Learning, LLC 9.504% (LIBOR 1 Month + 5.75%), 12/10/2029(l)		2,940	2,487,975
Banff Guarantor, Inc. 9.254% (LIBOR 1 Month + 5.50%), 02/27/2026(l)		2,470	2,264,990
Boxer Parent Company, Inc. 7.504% (LIBOR 1 Month + 3.75%), 10/02/2025(l)		8,594	8,247,787

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Endurance International Group Holdings, Inc. 6.698% (LIBOR 1 Month + 3.50%), 02/10/2028(l)	U.S.$	10,189	$8,649,874
FINThrive Software Intermediate Holdings, Inc. 10.504% (LIBOR 1 Month + 6.75%), 12/17/2029(l)		2,810	2,401,145
Loyalty Ventures, Inc. 8.254% (LIBOR 1 Month + 4.50%), 11/03/2027(l)		6,388	1,980,382
Veritas US, Inc. 8.674% (LIBOR 3 Month + 5.00%), 09/01/2025(l)		3,557	2,851,397

			28,883,550

			192,405,025

Financial Institutions – 0.4%
Finance – 0.0%
Orbit Private Holdings I Ltd. 8.174% (LIBOR 3 Month + 4.50%), 12/11/2028(c)(l)		893	868,686

Insurance – 0.4%
Jones DesLauriers Insurance Management, Inc. 12.060% (CDOR 3 Month + 7.50%), 03/26/2029(c)(l)	CAD	7,531	5,113,284
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 7.504% (LIBOR 1 Month + 3.75%), 09/03/2026(l)	U.S.$	7,434	7,241,090

			12,354,374

			13,223,060

Utility – 0.3%
Electric – 0.3%
Granite Generation LLC 7.504% (LIBOR 1 Month + 3.75%), 11/09/2026(l)		7,365	7,152,562

Total Bank Loans (cost $232,834,816)			212,780,647

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 6.1%
Industrial – 5.3%
Basic – 1.5%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)	U.S.$	2,258	$1,496,219
7.45%, 11/15/2029(a)		5,151	3,908,321
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		3,245	2,684,832
CSN Inova Ventures 6.75%, 01/28/2028(a)		10,898	9,266,024
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		4,648	3,759,535
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		8,370	7,751,143
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		6,367	5,984,980
OCP SA 3.75%, 06/23/2031(a)		1,450	1,074,631
Stillwater Mining Co. 4.00%, 11/16/2026(a)		2,031	1,662,627
4.50%, 11/16/2029(a)		1,878	1,374,696
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		6,866	5,727,961
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		1,384	1,152,180

			45,843,149

Capital Goods – 0.5%
Cemex SAB de CV 5.125%, 09/08/2171(a)(k)		1,885	1,546,737
7.375%, 06/05/2027(a)		1,733	1,702,672
Embraer Netherlands Finance BV 5.40%, 02/01/2027		8,145	7,428,749
6.95%, 01/17/2028(a)		2,712	2,552,873
IHS Holding Ltd. 5.625%, 11/29/2026(a)		1,729	1,282,486
6.25%, 11/29/2028(a)		537	384,056
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		17,592	43,979

			14,941,552

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		4,541	3,514,189
VTR Finance NV 6.375%, 07/15/2028(a)		632	318,489

			3,832,678

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.2%
CT Trust 5.125%, 02/03/2032(a)	U.S.$	707	$562,861
Digicel Group Holdings Ltd. 7.00%, 11/16/2022(g)(h)(k)		692	48,434
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/2024(a)		1,816	1,538,477
HTA Group Ltd./Mauritius 7.00%, 12/18/2025(a)		4,000	3,512,000
MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(a)		1,282	1,217,339

			6,879,111

Consumer Cyclical - Other – 0.9%
Allwyn Entertainment Financing UK PLC 4.446% (EURIBOR 3 Month + 4.12%), 02/15/2028(i)	EUR	3,827	3,559,615
Allwyn International AS 3.875%, 02/15/2027(a)		744	628,646
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	6,251	3,406,795
5.625%, 07/17/2027(a)		3,599	2,124,454
5.75%, 07/21/2028(a)		3,277	1,884,275
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		8,457	6,258,180
5.25%, 06/18/2025(a)		437	376,913
5.375%, 05/15/2024(a)		2,104	1,720,020
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		1,338	1,077,090
Studio City Finance Ltd. 5.00%, 01/15/2029(a)		2,502	1,037,079
6.00%, 07/15/2025(a)		1,011	481,362
6.50%, 01/15/2028(a)		224	93,422
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		2,333	1,357,474
5.50%, 01/15/2026(a)		825	565,125
5.50%, 10/01/2027(a)		1,100	660,308
5.625%, 08/26/2028(a)		2,442	1,440,780

			26,671,538

Consumer Cyclical - Retailers – 0.0%
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(c)(d)	ZAR	336	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(d)(g)(h)	U.S.$	5,622	2,771
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(a)(d)(g)		3,942	394

			3,165

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.8%
BBFI Liquidating Trust 0.00%, 12/30/2099(c)(d)(h)(k)	U.S.$	2,174	$1,304,731
BRF SA 4.875%, 01/24/2030(a)		1,552	1,210,851
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		673	592,997
MARB BondCo PLC 3.95%, 01/29/2031(a)		8,907	6,546,645
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(a)		3,267	2,714,632
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	2,758	2,378,592
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	U.S.$	2,251	1,978,066
5.125%, 05/09/2029		2,251	1,931,808
7.125%, 01/31/2025		5,610	5,529,356
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(d)(e)(g)(h)(m)		2,437	244
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		1,248	865,800
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(c)(d)(e)(f)(h)		13,674	1,367
10.875%, 01/13/2020(c)(d)(e)(f)(h)		2,500	250
11.75%, 02/09/2022(c)(d)(e)(f)(h)		13,613	1,361

			25,056,700

Energy – 1.0%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		2,144	1,673,821
Cosan SA 5.50%, 09/20/2029(a)		2,027	1,792,375
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(a)		3,868	3,278,130
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		2,896	2,269,378
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)		452	446,859
6.125%, 06/30/2025(a)		2,565	2,439,978
6.50%, 06/30/2027(a)		3,495	3,281,329
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		3,365	3,207,897
MV24 Capital BV 6.748%, 06/01/2034(a)		2,821	2,326,395

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peru LNG SRL 5.375%, 03/22/2030(a)	U.S.$	5,787	$4,544,965
ReNew Power Pvt Ltd. 5.875%, 03/05/2027(a)		220	196,391
SEPLAT Energy PLC 7.75%, 04/01/2026(a)		4,308	3,330,084
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		2,354	1,543,635

			30,331,237

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		1,631	1,374,423

Technology – 0.2%
CA Magnum Holdings 5.375%, 10/31/2026(a)		8,243	6,903,512

Transportation - Services – 0.0%
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)		564	420,462

			162,257,527

Utility – 0.7%
Electric – 0.7%
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)		2,044	1,522,780
AES Andes SA 6.35%, 10/07/2079(a)		2,632	2,092,440
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		9,085	9,310,989
India Clean Energy Holdings 4.50%, 04/18/2027(a)		2,606	1,811,170
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		1,321	1,110,301
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		1,569	1,207,136
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(a)		3,986	3,212,716

			20,267,532

Financial Institutions – 0.1%
Insurance – 0.1%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(a)(g)		2,227	2,077,720

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(g)	U.S.$	309	$7,356
5.25%, 12/27/2033(a)(g)		5,325	110,700
7.125%, 12/26/2046(a)(g)		10,859	264,876

			382,932

REITs – 0.0%
China Aoyuan Group Ltd. 5.88%, 03/01/2027(a)(e)(m)		1,125	33,750
5.98%, 08/18/2025(a)(e)(m)		380	13,727
7.95%, 02/19/2023(a)(e)(m)		579	19,469
China SCE Group Holdings Ltd. 6.00%, 02/04/2026(a)		1,449	101,430
7.00%, 05/02/2025(a)		200	15,000
CIFI Holdings Group Co., Ltd. 4.80%, 05/17/2028(a)		200	13,538
Country Garden Holdings Co., Ltd. 3.125%, 10/22/2025(a)		400	36,000
KWG Group Holdings Ltd. 5.95%, 08/10/2025(a)		880	92,400
6.00%, 08/14/2026(a)		400	37,200
7.40%, 01/13/2027(a)		370	33,300
Powerlong Real Estate Holdings Ltd. 4.90%, 05/13/2026(a)		700	56,000
5.95%, 04/30/2025(a)		772	54,185
Scenery Journey Ltd. 11.50%, 10/24/2022(a)(e)(f)		952	23,800
Shimao Group Holdings Ltd. 5.20%, 01/16/2027(a)(e)(m)		1,065	53,250
5.20%, 01/30/2025(a)(e)(m)		219	10,950
5.60%, 07/15/2026(a)(e)(m)		630	31,500
Sunac China Holdings Ltd. 5.95%, 04/26/2024(a)(e)(m)		702	40,365
6.50%, 01/10/2025(a)(e)(m)		708	38,940
6.50%, 01/26/2026(a)(e)(m)		419	23,045
6.65%, 08/03/2024(a)(e)(m)		230	13,225
7.00%, 07/09/2025(a)(e)(m)		214	11,770
Times China Holdings Ltd. 5.55%, 06/04/2024(a)		563	42,225
5.75%, 01/14/2027(a)		992	49,600
6.20%, 03/22/2026(a)		200	11,000
6.60%, 03/02/2023(a)		200	25,000
6.75%, 07/08/2025(a)		590	38,350
Yango Justice International Ltd. 7.50%, 04/15/2024(a)(e)(m)		344	5,160
7.50%, 02/17/2025(a)(e)(m)		1,169	17,535
7.875%, 09/04/2024(a)(e)(m)		527	7,905

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.25%, 11/25/2023(a)(e)(m)	U.S.$	400	$6,000
10.25%, 09/15/2022(e)(f)		264	3,960
Zhenro Properties Group Ltd. 7.10%, 09/10/2024(a)(e)(m)		351	7,020

			966,599

			3,427,251

Total Emerging Markets - Corporate Bonds (cost $294,524,912)			185,952,310

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.1%
Risk Share Floating Rate – 4.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class B 15.086% (LIBOR 1 Month + 11.50%), 01/25/2025(i)		10,146	10,274,893
Series 2015-DNA1, Class B 12.786% (LIBOR 1 Month + 9.20%), 10/25/2027(i)		897	913,212
Series 2015-DNA2, Class B 11.136% (LIBOR 1 Month + 7.55%), 12/25/2027(i)		15,500	15,523,884
Series 2015-DNA3, Class B 12.936% (LIBOR 1 Month + 9.35%), 04/25/2028(i)		7,466	7,606,079
Series 2015-HQ2, Class B 11.536% (LIBOR 1 Month + 7.95%), 05/25/2025(i)		284	280,543
Series 2015-HQA1, Class B 12.386% (LIBOR 1 Month + 8.80%), 03/25/2028(i)		12,405	12,259,228
Series 2015-HQA2, Class B 14.086% (LIBOR 1 Month + 10.50%), 05/25/2028(i)		6,954	7,105,756
Series 2016-DNA2, Class B 14.086% (LIBOR 1 Month + 10.50%), 10/25/2028(i)		5,017	5,126,986
Series 2016-DNA3, Class B 14.836% (LIBOR 1 Month + 11.25%), 12/25/2028(i)		4,445	4,642,240
Series 2016-DNA4, Class B 12.186% (LIBOR 1 Month + 8.60%), 03/25/2029(i)		1,816	1,746,423
Series 2016-HQA1, Class B 16.336% (LIBOR 1 Month + 12.75%), 09/25/2028(i)		2,983	3,132,419

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-HQA2, Class B 15.086% (LIBOR 1 Month + 11.50%), 11/25/2028(i)	U.S.$	3,911	$4,136,853
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C05, Class 2B 14.336% (LIBOR 1 Month + 10.75%), 01/25/2029(i)		11,987	12,300,190
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1B 15.336% (LIBOR 1 Month + 11.75%), 08/25/2028(i)		4,009	4,333,440
Series 2016-C02, Class 1B 15.836% (LIBOR 1 Month + 12.25%), 09/25/2028(i)		2,873	3,171,060
Series 2016-C03, Class 1B 15.336% (LIBOR 1 Month + 11.75%), 10/25/2028(i)		7,094	7,725,769
Series 2016-C03, Class 2B 16.336% (LIBOR 1 Month + 12.75%), 10/25/2028(i)		3,933	4,258,710
Series 2016-C04, Class 1B 13.836% (LIBOR 1 Month + 10.25%), 01/25/2029(i)		13,231	13,745,803
Series 2016-C06, Class 1B 12.836% (LIBOR 1 Month + 9.25%), 04/25/2029(i)		8,455	8,473,726
Series 2016-C07, Class 2B 13.086% (LIBOR 1 Month + 9.50%), 05/25/2029(i)		10,238	10,171,865
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 9.086% (LIBOR 1 Month + 5.50%), 10/25/2025(h)(i)		2,259	2,209,926
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.836% (LIBOR 1 Month + 5.25%), 11/25/2025(h)(i)		1,504	1,386,707
Series 2015-WF1, Class 2M2 9.086% (LIBOR 1 Month + 5.50%), 11/25/2025(h)(i)		755	711,209

			141,236,921

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.4%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036	U.S.$	2,021	$1,131,679
Series 2006-24CB, Class A16 5.75%, 08/25/2036		386	216,369
Series 2006-26CB, Class A6 6.25%, 09/25/2036		194	106,089
Series 2006-26CB, Class A8 6.25%, 09/25/2036		732	400,900
Series 2006-42, Class 1A6 6.00%, 01/25/2047		853	509,881
Series 2006-HY12, Class A5 3.566%, 08/25/2036		2,187	1,861,414
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		722	513,914
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		651	374,452
Series 2007-15CB, Class A19 5.75%, 07/25/2037		374	233,278
Series 2007-16CB, Class 1A7 6.00%, 08/25/2037		376	287,191
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.239%, 05/25/2047		356	315,404
Series 2007-4, Class 22A1 3.695%, 06/25/2047		1,354	1,213,063
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		474	180,443
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.579%, 09/25/2047		371	320,579
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.328%, 03/25/2037		222	192,538
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		585	497,610
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		783	337,735
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 3.309%, 06/25/2036		310	248,069

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.39%, 09/25/2035	U.S.$	1,297	$873,707
Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		833	706,523
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		495	254,817
Series 2007-A1, Class A8 6.00%, 03/25/2037		856	289,732
Series 2007-A5, Class 2A3 6.00%, 05/25/2037		221	126,208
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.286%, 10/25/2036		1,590	433,277
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.151%, 12/28/2037		1,283	1,152,213

			12,777,085

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 4.186% (LIBOR 1 Month + 0.60%), 04/25/2037(i)		2,108	708,343
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 4.186% (LIBOR 1 Month + 0.60%), 08/25/2037(i)		310	128,682
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 3.836% (LIBOR 1 Month + 0.25%), 04/25/2037(i)		908	236,592
Lehman Mortgage Trust Series 2007-1, Class 3A1 3.836% (LIBOR 1 Month + 0.25%), 02/25/2037(i)		2,860	358,763
Series 2007-1, Class 3A2 3.664% (7.25% – LIBOR 1 Month), 02/25/2037(i)(n)		2,860	288,393
Lehman XS Trust Series 2007-16N, Class 2A2 5.286% (LIBOR 1 Month + 1.70%), 09/25/2047(i)		385	337,608

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 3.906% (LIBOR 1 Month + 0.32%), 02/25/2037(i)	U.S.$	417	$291,565
Series 2007-2, Class 1A3 4.246% (LIBOR 1 Month + 0.66%), 05/25/2037(i)		254	231,580

			2,581,526

Total Collateralized Mortgage Obligations (cost $161,820,777)			156,595,532

COLLATERALIZED LOAN OBLIGATIONS – 3.2%
CLO - Floating Rate – 3.2%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 6.079% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(i)		11,494	10,529,639
Ballyrock CLO 15 Ltd. Series 2021-1A, Class D 10.299% (LIBOR 3 Month + 6.22%), 04/15/2034(a)(i)		2,000	1,665,344
Bristol Park CLO Ltd. Series 2016-1A, Class DR 7.029% (LIBOR 3 Month + 2.95%), 04/15/2029(a)(i)		5,000	4,441,690
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 10.494% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(i)		2,424	1,973,865
Dryden 57 CLO Ltd. Series 2018-57A, Class E 8.105% (LIBOR 3 Month + 5.20%), 05/15/2031(a)(i)		1,741	1,397,795
Dryden 78 CLO Ltd. Series 2020-78A, Class C 6.029% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(i)		2,270	2,091,773
Series 2020-78A, Class D 7.079% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(i)		11,286	9,807,278
Dryden 98 CLO Ltd. Series 2022-98A, Class E 10.363% (SOFR 3 Month + 6.40%), 04/20/2035(a)(i)		4,009	3,359,123

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elevation CLO Ltd. Series 2020-11A, Class C 6.279% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(i)	U.S.$	3,505	$3,125,104
Series 2020-11A, Class D1 7.929% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(i)		5,438	4,766,526
Elmwood CLO IX Ltd. Series 2021-2A, Class E 10.193% (LIBOR 3 Month + 5.95%), 07/20/2034(a)(i)		800	694,896
Elmwood CLO VII Ltd. Series 2020-4A, Class E 11.179% (LIBOR 3 Month + 7.10%), 01/17/2034(a)(i)		2,122	1,904,556
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 10.243% (LIBOR 3 Month + 6.00%), 01/20/2034(a)(i)		1,786	1,582,284
Elmwood CLO XII Ltd. Series 2021-5A, Class E 10.593% (LIBOR 3 Month + 6.35%), 01/20/2035(a)(i)		3,650	3,214,416
Flatiron CLO 21 Ltd. Series 2021-1A, Class E 10.227% (LIBOR 3 Month + 6.00%), 07/19/2034(a)(i)		350	288,921
LCM 28 Ltd. Series 28A, Class D 7.193% (LIBOR 3 Month + 2.95%), 10/20/2030(a)(i)		500	390,445
Madison Park Funding LI Ltd. Series 2021-51A, Class E 10.497% (LIBOR 3 Month + 6.27%), 07/19/2034(a)(i)		1,600	1,340,800
OCP CLO Ltd. Series 2021-21A, Class E 10.523% (LIBOR 3 Month + 6.28%), 07/20/2034(a)(i)		2,250	1,869,291
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class CR 6.275% (LIBOR 3 Month + 1.95%), 01/24/2033(a)(i)		8,719	7,992,263
Series 2016-1A, Class DR 7.425% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(i)		7,987	6,945,655

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OZLM XXII Ltd. Series 2018-22A, Class D 9.379% (LIBOR 3 Month + 5.30%), 01/17/2031(a)(i)	U.S.$	968	$703,336
Palmer Square CLO Ltd. Series 2021-1A, Class D 10.243% (LIBOR 3 Month + 6.00%), 04/20/2034(a)(i)		6,063	5,253,852
Rad CLO 4 Ltd. Series 2019-4A, Class E 11.108% (LIBOR 3 Month + 6.75%), 04/25/2032(a)(i)		3,086	2,680,544
Rad CLO 7 Ltd. Series 2020-7A, Class C 6.079% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(i)		2,940	2,725,542
Rad CLO 10 Ltd. Series 2021-10A, Class E 10.175% (LIBOR 3 Month + 5.85%), 04/23/2034(a)(i)		3,793	3,272,722
Rad CLO 11 Ltd. Series 2021-11A, Class E 10.329% (LIBOR 3 Month + 6.25%), 04/15/2034(a)(i)		1,545	1,291,666
Regatta XIX Funding Ltd. Series 2022-1A, Class E 10.843% (SOFR 3 Month + 6.88%), 04/20/2035(a)(i)		1,451	1,192,592
Rockford Tower CLO Ltd. Series 2019-1A, Class ER 10.563% (LIBOR 3 Month + 6.32%), 04/20/2034(a)(i)		2,000	1,559,788
Series 2021-2A, Class E 10.643% (LIBOR 3 Month + 6.40%), 07/20/2034(a)(i)		1,100	860,909
Series 2021-3A, Class E 10.963% (LIBOR 3 Month + 6.72%), 10/20/2034(a)(i)		4,738	3,738,233
Sixth Street CLO XX Ltd. Series 2021-20A, Class E 10.393% (LIBOR 3 Month + 6.15%), 10/20/2034(a)(i)		3,021	2,647,499
Trimaran Cavu Ltd. Series 2019-1A, Class E 11.283% (LIBOR 3 Month + 7.04%), 07/20/2032(a)(i)		2,469	1,919,815

Total Collateralized Loan Obligations (cost $111,241,567)			97,228,162

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 2.6%
United States – 2.6%
U.S. Treasury Bonds 6.125%, 11/15/2027(o)	U.S.$	27,763	$29,949,229
U.S. Treasury Notes 2.375%, 05/15/2029(b)(o)		33,942	30,372,967
3.125%, 11/15/2028(o)(p)		20,054	18,838,038

Total Governments - Treasuries (cost $87,056,274)			79,160,234

EMERGING MARKETS - SOVEREIGNS – 2.5%
Angola – 0.3%
Angolan Government International Bond 8.00%, 11/26/2029(a)		6,204	5,040,750
9.125%, 11/26/2049(a)		286	214,643
9.50%, 11/12/2025(a)		5,861	5,699,823

			10,955,216

Argentina – 0.1%
Argentine Republic Government International Bond 0.50%, 07/09/2030		3,546	742,868
1.00%, 07/09/2029		2,895	592,111
1.50%, 07/09/2035		2,555	505,886
3.50%, 07/09/2041		991	235,398
3.875%, 01/09/2038		4,145	1,065,515

			3,141,778

Bahrain – 0.3%
Bahrain Government International Bond 5.45%, 09/16/2032(a)		468	377,086
6.75%, 09/20/2029(a)		1,973	1,848,824
7.00%, 10/12/2028(a)		1,673	1,600,120
7.375%, 05/14/2030(a)		571	542,557
CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(a)		3,791	3,806,392

			8,174,979

Dominican Republic – 0.4%
Dominican Republic International Bond 8.625%, 04/20/2027(a)		12,151	12,358,326

Ecuador – 0.2%
Ecuador Government International Bond 1.50%, 07/31/2040(a)		6,518	2,113,328
2.50%, 07/31/2035(a)		1,718	624,339

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 07/31/2030(a)	U.S.$	5,710	$3,025,533

			5,763,200

Egypt – 0.1%
Egypt Government International Bond 8.70%, 03/01/2049(a)		612	361,845
8.875%, 05/29/2050(a)		4,471	2,649,068

			3,010,913

El Salvador – 0.1%
El Salvador Government International Bond 6.375%, 01/18/2027(a)		3,407	1,321,916
7.125%, 01/20/2050(a)		2,430	815,265
7.625%, 09/21/2034(a)		631	198,095
7.625%, 02/01/2041(a)		1,445	492,022
9.50%, 07/15/2052(a)		2,190	821,250

			3,648,548

Gabon – 0.1%
Gabon Government International Bond 6.625%, 02/06/2031(a)		4,626	3,227,502

Ghana – 0.0%
Ghana Government International Bond 6.375%, 02/11/2027(a)		3,242	972,600
8.95%, 03/26/2051(a)		752	210,231

			1,182,831

Ivory Coast – 0.3%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	7,815	5,398,016
6.375%, 03/03/2028(a)	U.S.$	3,087	2,794,314
6.625%, 03/22/2048(a)	EUR	732	456,329

			8,648,659

Nigeria – 0.1%
Nigeria Government International Bond 7.625%, 11/28/2047(a)	U.S.$	1,784	1,007,960
7.696%, 02/23/2038(a)		671	392,535
7.875%, 02/16/2032(a)		1,521	973,440

			2,373,935

Oman – 0.1%
Oman Government International Bond 4.875%, 02/01/2025(a)		415	402,550
6.25%, 01/25/2031(a)		1,630	1,552,575

			1,955,125

Senegal – 0.2%
Senegal Government International Bond 6.25%, 05/23/2033(a)		5,674	4,229,967

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

6.75%, 03/13/2048(a)	U.S.$	3,641	$2,305,891

			6,535,858

Ukraine – 0.1%
Ukraine Government International Bond 7.253%, 03/15/2035(a)		3,980	594,015
7.375%, 09/25/2034(a)		3,486	522,464
7.75%, 09/01/2025(a)		5,795	1,214,415

			2,330,894

Venezuela – 0.1%
Venezuela Government International Bond 7.65%, 04/21/2025(a)(e)(m)		6,636	481,110
9.00%, 05/07/2023(a)(e)(m)		538	39,005
9.25%, 09/15/2027(e)(m)		34,020	2,466,450
9.25%, 05/07/2028(a)(e)(m)		1,500	108,750

			3,095,315

Total Emerging Markets - Sovereigns (cost $138,359,532)			76,403,079

		Shares
COMMON STOCKS – 1.5%
Consumer Discretionary – 0.4%
Diversified Consumer Services – 0.0%
AG Tracker(c)(d)(e)		399,741	– 0	–
Monitronics International, Inc.(e)		129,032	32,258

			32,258

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(e)		4,628	202,383

Internet & Direct Marketing Retail – 0.0%
GOLO Mobile, Inc.(c)(d)(e)		168,790	– 0	–

Leisure Products – 0.0%
Carlson Travel, Inc.(e)		104,524	705,537
New Cotai LLC/New Cotai Capital Corp.(c)(d)(e)		14	– 0	–

			705,537

Multiline Retail – 0.4%
ATD New Holdings, Inc.(e)		161,762	11,565,983
K201640219 South Africa Ltd. A Shares(c)(d)(e)		64,873,855	65
K201640219 South Africa Ltd. B Shares(c)(d)(e)		10,275,684	10

			11,566,058

			12,506,236

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 0.4%
Energy Equipment & Services – 0.1%
BIS Industries Holdings Ltd.(c)(d)(e)	5,004,988	$5
CHC Group LLC(e)	104,383	1,044
Diamond Offshore Drilling, Inc.(a)(e)	148,609	1,463,799
Vantage Drilling International(e)	34,001	612,018

		2,076,866

Oil, Gas & Consumable Fuels – 0.3%
Battalion Oil Corp.(e)	135	1,773
Berry Corp.	276,251	2,450,346
Chord Energy Corp.	16,352	2,503,328
Civitas Resources, Inc.	24,592	1,719,227
Denbury, Inc.(e)	33,050	3,021,100
Golden Energy Offshore Services AS^(e)	3,360,247	564,019
SandRidge Energy, Inc.(e)	1,446	27,315

		10,287,108

		12,363,974

Consumer Staples – 0.3%
Household Products – 0.3%
Southeastern Grocers, Inc.(c)(d)(e)	508,189	9,401,496

Industrials – 0.2%
Construction & Engineering – 0.2%
WillScot Mobile Mini Holdings Corp.(e)	109,384	4,652,102

Electrical Equipment – 0.0%
Exide Corp.(c)(d)(e)	4,045	505,625

		5,157,727

Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Intelsat Jackson Holdings SA(c)(d)(e)	18,378	– 0	–
Intelsat SA/Luxembourg(e)	87,751	2,193,775
Paysafe Ltd.(e)	562,779	821,657

		3,015,432

Media – 0.0%
iHeartMedia, Inc. – Class A(e)	164,799	1,364,536

		4,379,968

Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. (Special Investment)(c)(d)(e)	2,575	2,160,157

Health Care – 0.0%
Pharmaceuticals – 0.0%
Mallinckrodt PLC(e)	22,361	338,993

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp.(e)		125,330	$198,021

Materials – 0.0%
Metals & Mining – 0.0%
Neenah Enterprises, Inc.(c)(d)(e)		49,578	– 0	–

Total Common Stocks (cost $102,165,175)			46,506,572

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Mexico – 0.5%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)	U.S.$	2,363	1,991,271
Petroleos Mexicanos 5.95%, 01/28/2031		3,818	2,743,233
6.49%, 01/23/2027		1,276	1,114,458
6.50%, 01/23/2029		1,268	1,022,008
6.70%, 02/16/2032		3,899	2,929,380
6.75%, 09/21/2047		6,363	3,827,344
7.69%, 01/23/2050		2,298	1,481,503

			15,109,197

Panama – 0.0%
Aeropuerto Internacional de Tocumen SA 4.00%, 08/11/2041(a)		394	276,367
5.125%, 08/11/2061(a)		223	150,497

			426,864

South Africa – 0.1%
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025(a)		1,951	1,816,015

Trinidad & Tobago – 0.0%
Trinidad Generation UnLtd. 5.25%, 11/04/2027(a)		202	192,339

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/2026(a)(e)(m)		5,000	95,000

Total Quasi-Sovereigns (cost $22,840,007)			17,639,415

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	1,200	$1,450,436
7.625%, 03/01/2040		1,250	1,493,753
State of Illinois Series 2010 7.35%, 07/01/2035		3,826	3,917,451
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)		7,240	6,189,056

Total Local Governments - US Municipal Bonds (cost $13,556,957)			13,050,696

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Non-Agency Fixed Rate CMBS – 0.4%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.313%, 04/10/2046(q)		5,720	10,010
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(a)		1,000	345,163
Series 2012-CR5, Class XA 1.368%, 12/10/2045(q)		2,148	21
Series 2013-LC6, Class XA 1.147%, 01/10/2046(q)		8,267	83
Series 2014-CR15, Class XA 0.623%, 02/10/2047(q)		6,126	37,018
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.396%, 02/10/2046(q)		1,141	98
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.155%, 08/10/2044(a)		7,937	6,312,139
Series 2013-GC13, Class D 4.074%, 07/10/2046(a)		1,500	648,819
Series 2014-GC18, Class D 5.057%, 01/10/2047(a)		902	369,196
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 4.843%, 06/15/2044(a)		2,576	2,303,182

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Series 2014-C20, Class D 3.986%, 05/15/2047(a)	U.S.$	3,701	$1,332,392

			11,358,121

Non-Agency Floating Rate CMBS – 0.0%
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 8.412% (LIBOR 1 Month + 5.00%), 05/15/2036(a)(i)		1,702	1,344,877

Total Commercial Mortgage-Backed Securities (cost $17,287,442)			12,702,998

		Shares
PREFERRED STOCKS – 0.3%
Industrial – 0.3%
Energy – 0.1%
Gulfport Energy Corp. 10.00%(c)(e)		789	4,734,000

Industrial Conglomerates – 0.2%
WESCO International, Inc. Series A 10.625%		211,900	5,721,300

Total Preferred Stocks (cost $6,361,031)			10,455,300

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(a)	COP	14,562,910	1,562,813
Fideicomiso PA Costera 6.25%, 01/15/2034(a)		7,580,000	1,330,478
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(h)		36,247,335	7,265,981

Total Inflation-Linked Securities (cost $18,022,216)			10,159,272

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

WARRANTS – 0.1%
Avaya Holdings Corp., expiring 12/15/2022(e)		385,763	$11,573
Encore Automotive Acceptance, expiring 07/05/2031(c)(d)(e)		44	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(c)(d)(e)		189,795	– 0	–
Willscot Corp., expiring 11/29/2022(c)(d)(e)		169,364	4,585,073

Total Warrants (cost $772,304)			4,596,646

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.1%
Other ABS - Fixed Rate – 0.1%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 7.364%, 06/15/2043(h)	U.S.$	92	83,637
Series 2019-24, Class PT 11.416%, 08/15/2044(h)		293	279,455
Series 2019-36, Class PT 13.124%, 10/17/2044(h)		563	537,385
Series 2019-43, Class PT 0.389%, 11/15/2044(h)		20	18,316
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 10.082%, 05/15/2043(h)		74	70,159
Series 2018-12, Class PT 11.304%, 06/15/2043(h)		88	82,878
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 7.73%, 03/16/2043(h)		17	15,395
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(c)(d)(h)		163	158,281

			1,245,506

Autos - Fixed Rate – 0.0%
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 06/15/2026(a)		791	750,912

Total Asset-Backed Securities (cost $2,054,121)			1,996,418

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(c)(e) (cost $0)		45,881	$51,616

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Netherlands – 0.0%
SNS Bank NV Series E 11.25%, 12/31/2049(c)(d)(e)(k) (cost $1,373,314)	EUR	1,001	– 0	–

SHORT-TERM INVESTMENTS – 1.3%
Time Deposits – 1.0%
ANZ, London 1.16%, 11/01/2022	GBP	69	79,424
BBH, Grand Cayman 4.90%, 11/01/2022	ZAR	110	5,990
Citibank, London 0.31%, 11/01/2022	EUR	58	57,747
JPMorgan Chase, New York 2.43%, 11/01/2022	U.S.$	29,064	29,064,137

Total Time Deposits (cost $29,207,298)			29,207,298

		Shares
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 2.67%(r)(s)(t) (cost $10,097,106)		10,097,106	10,097,106

Total Short-Term Investments (cost $39,304,404)			39,304,404

Total Investments – 101.9% (cost $3,805,871,089)			3,116,154,029
Other assets less liabilities – (1.9)%			(59,180,793)

Net Assets – 100.0%			$3,056,973,236

66 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	68	December 2022	$8,194,000	$(1,140,164)
U.S. T-Note 5 Yr (CBT) Futures	2,548	December 2022	271,600,875	(11,842,633)
U.S. T-Note 10 Yr (CBT) Futures	172	December 2022	19,022,125	(1,251,031)
U.S. Ultra Bond (CBT) Futures	156	December 2022	19,914,375	(3,509,758)

				$(17,743,586)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	128,728	USD	124,352	12/08/2022	$(3,217,898)
Bank of America, NA	USD	3,705	EUR	3,794	12/08/2022	55,147
BNP Paribas SA	EUR	4,161	USD	4,111	12/08/2022	(12,598)
Brown Brothers Harriman & Co.	EUR	736	USD	739	12/08/2022	9,584
Brown Brothers Harriman & Co.	EUR	929	USD	911	12/08/2022	(9,177)
Citibank, NA	CAD	7,611	USD	5,577	01/19/2023	(15,695)
JPMorgan Chase Bank, NA	EUR	932	USD	908	11/09/2022	(13,316)
JPMorgan Chase Bank, NA	EUR	729	USD	710	12/08/2022	(13,099)
Morgan Stanley Capital Services LLC	COP	65,115,083	USD	14,612	11/22/2022	1,472,964
Morgan Stanley Capital Services LLC	EUR	2,800	USD	2,769	12/08/2022	(5,403)
Royal Bank of Scotland PLC	USD	3,568	EUR	3,697	11/09/2022	87,218
Royal Bank of Scotland PLC	GBP	16,581	USD	19,705	11/17/2022	682,049
Royal Bank of Scotland PLC	EUR	3,673	USD	3,696	12/08/2022	55,741
Royal Bank of Scotland PLC	EUR	530	USD	520	12/08/2022	(4,689)

						$(929,172)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	5.19%	USD	41,930	$(73,748)	$(1,683,544)	$1,609,796
iTraxx Europe Crossover Series 38, 5 Year Index, 12/20/2027*	5.00	Quarterly	5.55	EUR	74,910	(1,157,373)	(3,124,368)	1,966,995

						$(1,231,121)	$(4,807,912)	$3,576,791

*	Termination date

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	7.50%	US	D 1,073	$(408,957)	$(506,048)	$97,091
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,625	(594,573)	(910,009)	315,436
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,600	(588,648)	(312,695)	(275,953)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,285	(970,303)	(505,194)	(465,109)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6,122	(1,386,192)	(719,014)	(667,178)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10,994	(2,489,313)	(1,302,771)	(1,186,542)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28,000	(6,339,776)	(3,105,018)	(3,234,758)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	394	(150,025)	(54,465)	(95,560)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	985	(375,199)	(136,213)	(238,986)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,969	(750,943)	(265,335)	(485,608)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	173	(39,148)	(20,168)	(18,980)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,292	(1,198,218)	(613,266)	(584,952)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,677	(379,874)	(183,587)	(196,287)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.43	USD	1,300	58,707	19,020	39,687
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.43	USD	1,440	65,029	32,971	32,058
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	215	(81,791)	(101,077)	19,286
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	215	(81,791)	(101,077)	19,286
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	393	(88,915)	(99,642)	10,727
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	393	(88,981)	(83,057)	(5,924)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	785	(177,962)	(171,618)	(6,344)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	785	(177,962)	(171,618)	(6,344)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,003	(227,122)	(120,159)	(106,963)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18,734	(4,241,627)	(2,528,443)	(1,713,184)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	4,438	$(1,004,854)	$(528,920)	$(475,934)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	3,960	(1,509,024)	(2,015,447)	506,423
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,330	(506,942)	(578,655)	71,713
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	429	(163,583)	(197,851)	34,268
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,330	(506,942)	(534,729)	27,787
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,330	(506,942)	(531,602)	24,660
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	726	(276,938)	(300,411)	23,473
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,330	(506,942)	(528,475)	21,533
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,330	(506,942)	(525,348)	18,406
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,454	(554,151)	(509,032)	(45,119)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,964	(444,904)	(507,406)	62,502
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,964	(444,577)	(470,534)	25,957

						$(27,646,325)	$(19,186,893)	$(8,459,432)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Maturity	EUR 25,508	03/20/2023	$(716,171)

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at October 31, 2022
Barclays Capital, Inc.	USD	10,877	2.80%	11/04/2022	$10,881,169
Barclays Capital, Inc.	USD	11,676	(1.25)%*	11/04/2022	11,664,774
Barclays Capital, Inc.†	USD	739	(0.75)%*	—	740,467
Barclays Capital, Inc.†	USD	845	(1.00)%*	—	846,349
Barclays Capital, Inc.†	USD	1,065	(3.00)%*	—	1,064,305
Barclays Capital, Inc.†	USD	2,661	2.75%	—	2,667,497
Barclays Capital, Inc.†	USD	3,925	0.50%	—	3,933,742
Barclays Capital, Inc.†	USD	4,085	3.10%	—	4,086,432
Barclays Capital, Inc.†	USD	4,580	0.50%	—	4,580,312
Barclays Capital, Inc.†	USD	5,116	2.75%	—	5,117,779
Credit Suisse Securities (USA) LLC	USD	329	(0.50)%*	11/02/2022	329,262
Credit Suisse Securities (USA) LLC	USD	1,390	(1.00)%*	11/02/2022	1,389,472
Credit Suisse Securities (USA) LLC†	USD	1,008	(1.75)%*	—	1,007,412
Credit Suisse Securities (USA) LLC†	EUR	2,148	(0.25)%*	—	2,122,553
Credit Suisse Securities (USA) LLC†	EUR	4,331	0.25%	—	4,281,484
Credit Suisse Securities (USA) LLC†	EUR	5,539	0.25%	—	5,475,170
HSBC Securities (USA), Inc.†	USD	11,882	2.35%	—	11,924,472

					$72,112,651

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2022.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$35,923,502	$24,264,677		$	– 0	–	$	– 0	–	$60,188,179
Governments – Treasuries	11,924,472	– 0	–		– 0	–		– 0	–	11,924,472

Total	$47,847,974	$24,264,677		$	– 0	–	$	– 0	–	$72,112,651

^	Deemed an affiliated company as defined by the Investment Company Act of 1940 since the Fund owns 5% or more of the outstanding voting securities.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $2,069,582,847 or 67.7% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Non-income producing security.

(f)	Defaulted matured security.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2022.

(h)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.46% of net assets as of October 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
BBFI Liquidating Trust 0.00%, 12/30/2099	02/04/2013 – 11/12/2019	$1,855,163		$1,304,731		0.04%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 7.364%, 06/15/2043	04/25/2018 – 06/01/2020	91,640		83,637		0.00%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 11.416%, 08/15/2044	06/27/2019	285,559		279,455		0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 13.124%, 10/17/2044	09/04/2019	559,982		537,385		0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 0.389%, 11/15/2044	10/09/2019	19,596		18,316		0.00%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 11.304%, 06/15/2043	06/26/2018	87,925		82,878		0.00%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 10.082%, 05/15/2043	03/27/2018 – 05/11/2018	74,672		70,159		0.00%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 7.73%, 03/16/2043	03/07/2018	16,854		15,395		0.00%
Digicel Group Holdings Ltd. 7.00%, 11/16/2022	11/28/2016 – 04/01/2021	742,892		48,434		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	$10,753,324		$7,265,981		0.24%
Intelsat Jackson Holdings SA 9.75%, 07/15/2025	06/21/2017 – 11/20/2017	– 0	–	– 0	–	0.00%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 9.086%, 10/25/2025	09/18/2015	2,259,339		2,209,926		0.07%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017 – 06/30/2021	5,622,018		2,771		0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2018	12,955,188		– 0	–	0.00%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/28/2017 – 08/01/2017	125,935		158,281		0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 – 10/31/2020	4,733,143		244		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	10/19/2012 – 02/27/2014	8,550,341		1,367		0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	2,486,550		250		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/26/2012 – 02/05/2014	11,383,331		1,361		0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.836%, 11/25/2025	09/06/2016	1,503,980		1,386,707		0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 9.086%, 11/25/2025	09/28/2015 – 02/26/2018	754,967		711,209		0.02%

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(j)	Convertible security.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the CDOR/SOFR or the LIBOR/CDOR/SOFR floor rate plus spread October 31, 2022.

(m)	Defaulted.

(n)	Inverse interest only security.

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(q)	IO – Interest Only.

(r)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(s)	The rate shown represents the 7-day yield as of period end.

(t)	Affiliated investments.

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PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 73

STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,790,520,920)	$3,105,492,904
Affiliated issuers (cost $15,350,169)	10,661,125
Cash	37,008
Cash collateral due from broker	24,747,085
Foreign currencies, at value (cost $4,165,770)	1,754,014
Unaffiliated interest receivable	50,974,317
Receivable for investment securities sold	6,994,283
Receivable for capital stock sold	4,273,289
Unrealized appreciation on forward currency exchange contracts	2,362,703
Receivable for terminated total return swaps	588,984
Market value of credit default swaps (net premiums paid $51,991)	123,736
Affiliated dividends receivable	189

Total assets	3,208,009,637

Liabilities
Payable for reverse repurchase agreements	72,112,651
Market value of credit default swaps (net premiums received $19,238,884)	27,770,061
Payable for investment securities purchased	16,297,737
Payable for capital stock redeemed	14,978,563
Payable for capital gains taxes	3,515,155
Unrealized depreciation on forward currency exchange contracts	3,291,875
Dividends payable	3,090,230
Payable for unsettled reverse repurchase agreements	2,942,200
Cash collateral due to broker	2,110,000
Advisory fee payable	1,190,516
Payable for variation margin on futures	1,100,749
Unrealized depreciation on total return swaps	716,171
Payable for variation margin on centrally cleared swaps	470,776
Distribution fee payable	338,083
Transfer Agent fee payable	168,526
Administrative fee payable	23,082
Accrued expenses	920,026

Total liabilities	151,036,401

Net Assets	$3,056,973,236

Composition of Net Assets
Capital stock, at par	$474,033
Additional paid-in capital	4,309,483,326
Accumulated loss	(1,252,984,123)

$3,056,973,236

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$854,235,542	132,702,045	$6.44	*

C	$199,869,777	30,684,226	$6.51

Advisor	$1,754,071,676	272,080,531	$6.45

R	$20,238,335	3,142,172	$6.44

K	$5,792,056	898,947	$6.44

I	$67,757,047	10,499,269	$6.45

Z	$155,008,803	24,025,820	$6.45

*	The maximum offering price per share for Class A shares was $6.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Interest (net of foreign taxes withheld of $40,438)	$240,360,811
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $156,750)	2,696,816
Affiliated issuers	116,839	$243,174,466

Expenses
Advisory fee (see Note B)	17,961,866
Distribution fee—Class A	2,479,257
Distribution fee—Class C	2,592,515
Distribution fee—Class R	121,913
Distribution fee—Class K	43,673
Transfer agency—Class A	958,890
Transfer agency—Class C	250,698
Transfer agency—Advisor Class	2,068,938
Transfer agency—Class R	63,395
Transfer agency—Class K	34,938
Transfer agency—Class I	87,543
Transfer agency—Class Z	42,933
Custody and accounting	303,761
Printing	299,249
Audit and tax	202,859
Registration fees	194,119
Administrative	83,738
Legal	59,618
Directors’ fees	59,355
Miscellaneous	135,694

Total expenses before interest expense	28,044,952
Interest expense	1,076,900

Total expenses	29,121,852
Less: expenses waived and reimbursed by the Adviser (see Note B)	(24,341)

Net expenses		29,097,511

Net investment income		214,076,955

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(94,512,805)
Forward currency exchange contracts	32,543,152
Futures	(27,609,249)
Swaps	(42,145,951)
Written swaptions	2,726,295
Foreign currency transactions	4,671,629
Net change in unrealized appreciation (depreciation) on:
Affiliated Issuers	239,844
Investments(b)	(668,029,890)
Forward currency exchange contracts	(4,677,661)
Futures	(15,535,273)
Swaps	45,980,494
Foreign currency denominated assets and liabilities	(497,430)

Net loss on investment and foreign currency transactions	(766,846,845)

Contributions from Affiliates (see Note B)	1,542

Net Decrease in Net Assets from Operations	$(552,768,348)

(a)	Net of foreign realized capital gains taxes of $81,921.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $1,043,562.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022		Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$214,076,955		$246,213,241
Net realized gain (loss) on investment and foreign currency transactions	(124,326,929)		249,126,902
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	(642,519,916)		119,713,702
Contributions from Affiliates (see Note B)	1,542		228

Net increase (decrease) in net assets from operations	(552,768,348)		615,054,073
Distributions to Shareholders
Class A	(63,807,361)		(65,254,803)
Class C	(14,384,272)		(19,047,946)
Advisor Class	(142,205,592)		(161,288,193)
Class R	(1,457,716)		(1,895,216)
Class K	(1,023,882)		(2,617,992)
Class I	(5,310,765)		(5,699,165)
Class Z	(13,300,188)		(16,116,795)
Return of Capital
Class A	– 0	–	(6,198,609)
Class C	– 0	–	(1,809,381)
Advisor Class	– 0	–	(15,320,902)
Class R	– 0	–	(180,028)
Class K	– 0	–	(248,685)
Class I	– 0	–	(541,369)
Class Z	– 0	–	(1,530,948)
Capital Stock Transactions
Net decrease	(637,925,886)		(1,051,718,166)

Total decrease	(1,432,184,010)		(734,414,125)
Net Assets
Beginning of period	4,489,157,246		5,223,571,371

End of period	$3,056,973,236		$4,489,157,246

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

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NOTES TO FINANCIAL STATEMENTS (continued)

data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$1,792,595,377		$903,863	#	$1,793,499,240
Corporates – Investment Grade		– 0	–	358,071,488		– 0	–	358,071,488
Bank Loans		– 0	–	186,361,510		26,419,137		212,780,647
Emerging Markets – Corporate Bonds		– 0	–	184,644,601		1,307,709	#	185,952,310
Collateralized Mortgage Obligations		– 0	–	156,595,532		– 0	–	156,595,532
Collateralized Loan Obligations		– 0	–	97,228,162		– 0	–	97,228,162
Governments – Treasuries		– 0	–	79,160,234		– 0	–	79,160,234
Emerging Markets – Sovereigns		– 0	–	76,403,079		– 0	–	76,403,079
Common Stocks		19,940,617		14,498,597		12,067,358	#	46,506,572
Quasi-Sovereigns		– 0	–	17,639,415		– 0	–	17,639,415
Local Governments – US Municipal Bonds		– 0	–	13,050,696		– 0	–	13,050,696
Commercial Mortgage-Backed Securities		– 0	–	12,702,998		– 0	–	12,702,998
Preferred Stocks		5,721,300		– 0	–	4,734,000		10,455,300
Inflation-Linked Securities		– 0	–	10,159,272		– 0	–	10,159,272
Warrants		11,573		– 0	–	4,585,073	#	4,596,646

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3		Total
Asset-Backed Securities	$	– 0	–	$1,838,137		$158,281		$1,996,418
Rights		– 0	–	– 0	–	51,616		51,616
Governments – Sovereign Bonds		– 0	–	– 0	–	0	#	– 0	–
Short-Term Investments:
Time Deposits		– 0	–	29,207,298		– 0	–	29,207,298
Investment Companies		10,097,106		– 0	–	– 0	–	10,097,106

Total Investments in Securities		35,770,596		3,030,156,396		50,227,037		3,116,154,029
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts		– 0	–	2,362,703		– 0	–	2,362,703
Credit Default Swaps		– 0	–	123,736		– 0	–	123,736
Liabilities
Futures		(17,743,586)		– 0	–	– 0	–	(17,743,586	)†
Forward Currency Exchange Contracts		– 0	–	(3,291,875)		– 0	–	(3,291,875)
Centrally Cleared Credit Default Swaps		– 0	–	(1,231,121)		– 0	–	(1,231,121	)†
Credit Default Swaps		– 0	–	(27,770,061)		– 0	–	(27,770,061)
Total Return Swaps		– 0	–	(716,171)		– 0	–	(716,171)
Reverse Repurchase Agreements		(72,112,651)		– 0	–	– 0	–	(72,112,651)

Total		$(54,085,641)		$2,999,633,607		$50,227,037		$2,995,775,003

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Emerging Markets - Corporate Bonds#		Common Stocks#
Balance as of 10/31/21	$1,028,380		$39,398,248		$24,976		$49,557,924
Accrued discounts/ (premiums)	– 0	–	– 0	–	1,555		– 0	–
Realized gain (loss)	24,134		82,406		7,397		(1,386,812)
Change in unrealized appreciation (depreciation)	(124,516)		(1,910,839)		(1,065,271)		(9,578,160)
Purchases	– 0	–	1,171,030		1,853,609		2,574,670
Sales	(24,135)		(3,554,178)		(7,397)		(17,938,686)
Transfers into Level 3	– 0	–	11,158,600		517,817		– 0	–
Transfers out of Level 3	– 0	–	(19,926,130)		(24,977)		(11,161,578)

Balance as of 10/31/22	$903,863		$26,419,137		$1,307,709		$12,067,358

Net change in unrealized appreciation (depreciation) from investments held as of 10/31/22*	$(124,516)		$(1,837,561)		$(1,065,271)		$(11,296,222)

	Preferred Stocks		Warrants#		Asset- Backed Securities		Rights
Balance as of 10/31/21	$4,609,800		$3,285,967		$5,305,374		$61,481
Accrued discounts/ (premiums)	– 0	–	– 0	–	(4,240,049)		– 0	–
Realized gain (loss)	– 0	–	(3,007)		310,540		– 0	–
Change in unrealized appreciation (depreciation)	124,200		1,302,113		(230,393)		(9,865)
Sales/Paydowns	– 0	–	– 0	–	(987,191)		– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 10/31/22	$4,734,000		$4,585,073		$158,281		$51,616

Net change in unrealized appreciation (depreciation) from investments held as of 10/31/22*	$124,200		$1,299,106		$(230,393)		$(9,865)

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	Governments - Sovereign Bonds#			Total
Balance as of 10/31/21	$	– 0	–	$103,272,150
Accrued discounts/ (premiums)		– 0	–	(4,238,494)
Realized gain (loss)		– 0	–	(965,342)
Change in unrealized appreciation (depreciation)		– 0	–	(11,492,731)
Purchases ...…………		– 0	–	5,599,309
Sales/Paydowns		– 0	–	(22,511,587)
Transfers into Level 3		– 0	–	11,676,417
Transfers out of Level 3		– 0	–	(31,112,685)

Balance as of 10/31/22	$	– 0	–	$50,227,037

Net change in unrealized appreciation (depreciation) from investments held as of 10/31/22*	$	– 0	–	$(13,140,522)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

*

The unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2022. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/22			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$903,863		Recovery	Discount Rate	20%
	$	– 0	–	Qualitative Assessment		$0.00

		$903,863

Emerging Markets – Corporate Bonds.		$1,304,731		Recovery	Expected Sale Price	$60.02
		$1,367		Transaction (Sale) Price	Trade Price	$0.01
		$1,361		Transaction (Sale) Price	Trade Price	$0.01
		$250		Transaction (Sale) Price	Trade Price	$0.01

		$1,307,709

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	Fair Value at 10/31/22			Valuation Technique	Unobservable Input	Input
Common Stocks		$2,160,157		NAV Calculation	Catastrophe Claims	$839.00
		$505,625		Guideline Public Company and Optional Value	Volatility	25%
		$5		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$2,665,787

Warrants.		$4,585,073		Options Model	Volatility	40%
Asset-Backed Securities.		$158,281		Discounted Cash Flow	Discount Rate	10-13%
Governments – Sovereign Bonds.	$	– 0	–	Qualitative Assessment		$0.00

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Discount Rate, Expected Sale Price, Trade Price, Catastrophe Claims and Volatility in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

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accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the reimbursement for such services amounted to $83,738.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $859,303 for the year ended October 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $34,929 from the sale of Class A shares and received $5,791 and $19,506 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $24,341.

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A summary of the Fund’s transactions in affiliated issuers for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$118,010	$1,007,861		$1,115,774		$	– 0	–	$	– 0	–	$10,097	$117
Golden Energy Offshore Services AS	324	– 0	–	– 0	–		– 0	–		240		564	– 0	–

Total						$	– 0	–		$240		$10,661	$117

During the year ended October 31, 2022 and the year ended October 31, 2021, the Adviser reimbursed the Fund $1,542 and $228, respectively, for trading losses incurred due to trade entry errors.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and ..25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,909,651, $1,332,066 and $1,432,985 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A

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shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$999,236,277	$1,564,358,986
U.S. government securities	34,817,882	97,053,423

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$3,807,364,960

Gross unrealized appreciation	$78,683,395
Gross unrealized depreciation	(757,846,800)

Net unrealized depreciation	$(679,163,405)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from

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the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2022, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended October 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an

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unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2022, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of

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buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2022, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2022, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/ Payable for variation margin on futures	$17,743,586	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,362,703		Unrealized depreciation on forward currency exchange contracts	3,291,875

Credit contracts	Market value of credit default swaps	123,736		Market value of credit default swaps	27,770,061

Credit contracts	Receivable/ Payable for variation margin on centrally cleared swaps	3,576,791	*

Credit contracts				Unrealized depreciation on total return swaps	716,171

Total		$6,063,230			$49,521,693

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(27,609,249)	$(15,535,273)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	32,543,152	(4,677,661)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$(42,145,951)	$45,980,494

Credit Contracts	Net realized gain/(loss) on written swaptions; Net change in unrealized appreciation (depreciation) on written swaptions	2,726,295	– 0	–

Total		$(34,485,753)	$25,767,560

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$269,103,780

Credit Default Swaps:
Average notional amount of sale contracts	$222,805,563

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$21,054,291	(a)
Average principal amount of sale contracts	$190,899,352

Futures:
Average notional amount of buy contracts	$271,580,841

Total Return Swaps:
Average notional amount	$35,241,930

Written Swaptions:
Average notional amount	$175,890,000	(b)

(a)	Positions were open for eleven months during the reporting period.

(b)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives

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and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$55,147	$(55,147)		$	– 0	–	$	– 0	–	$ – 0	–
Brown Brothers Harriman & Co.	9,584	(9,177)			– 0	–		– 0	–	407
Goldman Sachs International	123,736	(123,736)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	1,472,964	(1,472,964)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	825,008	(4,689)			– 0	–		– 0	–	820,319

Total	$2,486,439	$(1,665,713)		$	– 0	–	$	– 0	–	$820,726	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$3,217,898	$(55,147)		$	– 0	–	$	– 0	–	$3,162,751
BNP Paribas SA	12,598	– 0	–		– 0	–		– 0	–	12,598
Brown Brothers Harriman & Co.	9,177	(9,177)			– 0	–		– 0	–	– 0	–
Citibank, NA./Citigroup Global Markets, Inc	12,793,457	– 0	–		(12,793,457)			– 0	–	– 0	–
Credit Suisse International	2,513,533	– 0	–		– 0	–		(2,513,533)		– 0	–
Deutsche Bank AG	379,874	– 0	–		(379,874)			– 0	–	– 0	–
Goldman Sachs International	5,882,322	(123,736)			(5,758,586)			– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securties, LLC.	1,031,269	– 0	–		(180,000)			(829,019)		22,250
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	5,933,290	(1,472,964)			– 0	–		(4,460,326)		– 0	–
Royal Bank of Scotland PLC	4,689	(4,689)			– 0	–		– 0	–	– 0	–

Total	$31,778,107	$(1,665,713)			$(19,111,917)			$(7,802,878)		$3,197,599	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2022, the average amount of reverse repurchase agreements outstanding was $65,191,776 and the daily weighted average interest rate was 0.62%. At October 31, 2022, the Fund had reverse repurchase agreements outstanding in the amount of $72,112,651 as reported in the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2022:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$45,582,826	$(45,582,826)	$	– 0	–
Credit Suisse Securities (USA) LLC	14,605,353	(14,605,353)		– 0	–
HSBC Securities (USA), Inc.	11,924,472	(11,404,214)		520,258

	$72,112,651	$(71,592,393)		$520,258

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class A
Shares sold	15,905,777	18,378,622	$114,246,772	$146,928,971

Shares issued in reinvestment of dividends	5,379,949	5,402,802	38,153,605	43,262,233

Shares converted from Class C	5,949,667	14,465,645	42,847,087	115,910,952

Shares redeemed	(39,564,398)	(45,088,455)	(287,018,195)	(359,958,589)

Net decrease	(12,329,005)	(6,841,386)	$(91,770,731)	$(53,856,433)

Class C
Shares sold	2,841,916	3,865,703	$20,677,368	$31,283,319

Shares issued in reinvestment of dividends	1,046,960	1,398,773	7,544,238	11,325,019

Shares converted to Class A	(5,881,400)	(14,292,365)	(42,847,087)	(115,910,952)

Shares redeemed	(7,531,486)	(10,688,126)	(55,218,726)	(86,352,830)

Net decrease	(9,524,010)	(19,716,015)	$(69,844,207)	$(159,655,444)

Advisor Class
Shares sold	98,562,595	93,983,838	$705,569,610	$751,166,463

Shares issued in reinvestment of dividends	10,842,418	12,740,099	77,264,645	102,112,074

Shares redeemed	(160,045,623)	(192,337,848)	(1,148,316,821)	(1,539,966,954)

Net decrease	(50,640,610)	(85,613,911)	$(365,482,566)	$(686,688,417)

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	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class R
Shares sold	596,584	845,835	$4,381,283	$6,739,791

Shares issued in reinvestment of dividends	204,455	257,636	1,453,535	2,062,964

Shares redeemed	(1,772,955)	(2,096,689)	(13,313,101)	(16,743,367)

Net decrease	(971,916)	(993,218)	$(7,478,283)	$(7,940,612)

Class K
Shares sold	547,575	1,014,155	$4,111,068	$8,098,236

Shares issued in reinvestment of dividends	135,766	356,051	1,012,782	2,850,350

Shares redeemed	(4,593,538)	(5,625,599)	(34,469,579)	(44,991,844)

Net decrease	(3,910,197)	(4,255,393)	$(29,345,729)	$(34,043,258)

Class I
Shares sold	1,857,901	6,181,130	$13,752,642	$49,571,948

Shares issued in reinvestment of dividends	717,028	732,679	5,098,333	5,873,862

Shares redeemed	(3,437,334)	(13,002,139)	(24,866,171)	(104,269,021)

Net decrease	(862,405)	(6,088,330)	$(6,015,196)	$(48,823,211)

Class Z
Shares sold	19,078,479	13,779,108	$139,258,177	$110,601,217

Shares issued in reinvestment of dividends	1,763,658	2,119,379	12,574,282	16,992,545

Shares redeemed	(30,083,081)	(23,482,762)	(219,821,633)	(188,304,553)

Net decrease	(9,240,944)	(7,584,275)	$(67,989,174)	$(60,710,791)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest

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rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the

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NOTES TO FINANCIAL STATEMENTS (continued)

other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to

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NOTES TO FINANCIAL STATEMENTS (continued)

include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

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NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022		2021
Distributions paid from:
Ordinary income	$241,489,776		$271,920,110

Total taxable distributions paid	241,489,776		271,920,110
Return of Capital	– 0	–	25,829,922

Total distributions paid	$241,489,776		$297,750,032

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,173,503
Accumulated capital and other losses	(536,269,027	)(a)
Unrealized appreciation (depreciation)	(704,019,746	)(b)

Total accumulated earnings/(deficit)	$(1,229,115,270	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $536,269,027.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of hyperinflationary currency contracts, the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $186,457,515 and a net long-term capital loss carryforward of $349,811,512, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the adviser and a prior year true-up resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on

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Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.98	$ 7.53	$ 8.19	$ 8.14	$ 8.91

Income From Investment Operations

Net investment income(a)(b)	.41	.40	.41	.47	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.48)	.53	(.59)	.11	(.71)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.07)	.93	(.18)	.58	(.21)

Less: Dividends and Distributions

Dividends from net investment income	(.47)	(.44)	(.48)	(.41)	(.49)

Return of capital	– 0	–	(.04)	– 0	–	(.12)	(.07)

Total dividends and distributions	(.47)	(.48)	(.48)	(.53)	(.56)

Net asset value, end of period	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14

Total Return

Total investment return based on net asset value(d)	(13.83)%	12.52	%^	(2.02	)%^	7.33%	(2.51)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$854,235	$1,157,302	$1,143,143	$1,329,150	$1,350,517

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.90%	.84%	.86%	.87%	.84%

Expenses, before waivers/reimbursements(e)†	.90%	.84%	.86%	.88%	.85%

Net investment income(b)	5.69%	4.95%	5.43%	5.82%	5.86%

Portfolio turnover rate	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.07	$ 7.62	$ 8.29	$ 8.24	$ 9.01

Income From Investment Operations

Net investment income(a)(b)	.35	.33	.35	.41	.44

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.50)	.54	(.60)	.10	(.72)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.15)	.87	(.25)	.51	(.28)

Less: Dividends and Distributions

Dividends from net investment income	(.41)	(.38)	(.42)	(.35)	(.43)

Return of capital	– 0	–	(.04)	– 0	–	(.11)	(.06)

Total dividends and distributions	(.41)	(.42)	(.42)	(.46)	(.49)

Net asset value, end of period	$ 6.51	$ 8.07	$ 7.62	$ 8.29	$ 8.24

Total Return

Total investment return based on net asset value(d)	(14.69)%	11.65	%^	(2.86	)%^	6.43%	(3.21)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$199,870	$324,644	$456,375	$649,108	$842,095

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.64%	1.58%	1.61%	1.62%	1.59%

Expenses, before waivers/reimbursements(e)†	1.64%	1.59%	1.61%	1.62%	1.59%

Net investment income(b)	4.81%	4.14%	4.56%	5.00%	5.04%

Portfolio turnover rate	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.99	$ 7.54	$ 8.20	$ 8.15	$ 8.92

Income From Investment Operations

Net investment income(a)(b)	.43	.42	.43	.49	.52

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.49)	.53	(.59)	.11	(.71)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.06)	.95	(.16)	.60	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.46)	(.50)	(.42)	(.50)

Return of capital	– 0	–	(.04)	– 0	–	(.13)	(.08)

Total dividends and distributions	(.48)	(.50)	(.50)	(.55)	(.58)

Net asset value, end of period	$ 6.45	$ 7.99	$ 7.54	$ 8.20	$ 8.15

Total Return

Total investment return based on net asset value(d)	(13.70)%	12.92	%^	(1.77	)%^	7.58%	(2.26)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,754,072	$2,579,006	$3,077,869	$2,976,343	$3,185,833

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.64%	.59%	.61%	.62%	.59%

Expenses, before waivers/reimbursements(e)†	.65%	.59%	.61%	.63%	.60%

Net investment income(b)	5.90%	5.20%	5.57%	6.05%	6.10%

Portfolio turnover rate	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.98	$ 7.53	$ 8.19	$ 8.14	$ 8.90

Income From Investment Operations

Net investment income(a)(b)	.38	.36	.38	.44	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.48)	.54	(.59)	.10	(.71)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.10)	.90	(.21)	.54	(.24)

Less: Dividends and Distributions

Dividends from net investment income	(.44)	(.41)	(.45)	(.38)	(.45)

Return of capital	– 0	–	(.04)	– 0	–	(.11)	(.07)

Total dividends and distributions	(.44)	(.45)	(.45)	(.49)	(.52)

Net asset value, end of period	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14

Total Return

Total investment return based on net asset value(d)	(14.30)%	12.17	%^	(2.49	)%^	6.89%	(2.80	)%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,238	$32,847	$38,435	$57,226	$69,442

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.31%	1.27%	1.32%	1.28%	1.26%

Expenses, before waivers/reimbursements(e)†	1.31%	1.27%	1.33%	1.28%	1.26%

Net investment income(b)	5.24%	4.53%	4.93%	5.43%	5.47%

Portfolio turnover rate	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 117.

abfunds.com	AB HIGH INCOME FUND | 113

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.99	$ 7.53	$ 8.19	$ 8.14	$ 8.91

Income From Investment Operations

Net investment income(a)(b)	.39	.39	.40	.47	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.49)	.54	(.59)	.10	(.72)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.10)	.93	(.19)	.57	(.22)

Less: Dividends and Distributions

Dividends from net investment income	(.45)	(.43)	(.47)	(.40)	(.48)

Return of capital	– 0	–	(.04)	– 0	–	(.12)	(.07)

Total dividends and distributions	(.45)	(.47)	(.47)	(.52)	(.55)

Net asset value, end of period	$ 6.44	$ 7.99	$ 7.53	$ 8.19	$ 8.14

Total Return

Total investment return based on net asset value(d)	(14.07)%	12.53	%^	(2.15	)%^	7.25%	(2.58)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,792	$38,413	$68,253	$110,135	$122,030

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.97%	.94%	.98%	.94%	.91%

Expenses, before waivers/reimbursements(e)†	.97%	.94%	.98%	.94%	.91%

Net investment income(b)	5.15%	4.87%	5.27%	5.76%	5.83%

Portfolio turnover rate	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.00	$ 7.54	$ 8.20	$ 8.15	$ 8.92

Income From Investment Operations

Net investment income(a)(b)	.43	.42	.42	.50	.53

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.50)	.54	(.58)	.10	(.72)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.07)	.96	(.16)	.60	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.46)	(.50)	(.42)	(.50)

Return of capital	– 0	–	(.04)	– 0	–	(.13)	(.08)

Total dividends and distributions	(.48)	(.50)	(.50)	(.55)	(.58)

Net asset value, end of period	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15

Total Return

Total investment return based on net asset value(d)	(13.72)%	12.91	%^	(1.81	)%^	7.61%	(2.23)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$67,757	$90,893	$131,550	$167,518	$192,941

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.66%	.59%	.64%	.60%	.56%

Expenses, before waivers/reimbursements(e)†	.66%	.59%	.64%	.60%	.56%

Net investment income(b)	5.91%	5.21%	5.57%	6.09%	6.15%

Portfolio turnover rate	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.00	$ 7.54	$ 8.20	$ 8.15	$ 8.92

Income From Investment Operations

Net investment income(a)(b)	.43	.42	.43	.50	.54

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.49)	.55	(.59)	.10	(.73)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.06)	.97	(.16)	.60	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.49)	(.47)	(.50)	(.42)	(.50)

Return of capital	– 0	–	(.04)	– 0	–	(.13)	(.08)

Total dividends and distributions	(.49)	(.51)	(.50)	(.55)	(.58)

Net asset value, end of period	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15

Total Return

Total investment return based on net asset value(d)	(13.64)%	12.99	%^	(1.76	)%^	7.68%	(2.18)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$155,009	$266,052	$307,946	$330,538	$359,903

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.57%	.53%	.59%	.54%	.52%

Expenses, before waivers/reimbursements(e)†	.57%	.53%	.59%	.54%	.52%

Net investment income(b)	5.96%	5.26%	5.66%	6.16%	6.27%

Portfolio turnover rate	28%	48%	54%	49%	35%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	.87%	.84%	.86%	.85%	.82%
Before waivers/reimbursements	.87%	.84%	.86%	.86%	.83%
Class C
Net of waivers/reimbursements	1.61%	1.58%	1.60%	1.60%	1.57%
Before waivers/reimbursements	1.61%	1.59%	1.60%	1.60%	1.57%
Advisor Class
Net of waivers/reimbursements	.62%	.59%	.60%	.60%	.57%
Before waivers/reimbursements	.63%	.59%	.60%	.61%	.58%
Class R
Net of waivers/reimbursements	1.28%	1.27%	1.32%	1.26%	1.24%
Before waivers/reimbursements	1.28%	1.27%	1.33%	1.26%	1.24%
Class K
Net of waivers/reimbursements	.97%	.94%	.97%	.92%	.89%
Before waivers/reimbursements	.97%	.94%	.97%	.92%	.89%
Class I
Net of waivers/reimbursements	.63%	.59%	.64%	.58%	.54%
Before waivers/reimbursements	.63%	.59%	.64%	.58%	.54%
Class Z
Net of waivers/reimbursements	.54%	.53%	.58%	.52%	.50%
Before waivers/reimbursements	.54%	.53%	.58%	.52%	.50%

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 117

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2022

abfunds.com	AB HIGH INCOME FUND | 119

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2022.

For corporate shareholders, 1.02% of dividends paid qualify for the dividends received deduction.

For individual shareholders, the Fund designates 1.02% of dividends paid as qualified dividend income.

For foreign shareholders, 47.01% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Christian DiClementi(2), Vice President

Gershon M. Distenfeld(2), Vice President

Fahd Malik(2), Vice President

Matthew S. Sheridan(2), Vice President

William Smith(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. Messrs. DiClementi, Distenfeld, Malik, Sheridan, and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB HIGH INCOME FUND | 121

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,++ Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment.) He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

abfunds.com	AB HIGH INCOME FUND | 123

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,++ 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,++ 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,++ 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,++ 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB HIGH INCOME FUND | 125

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,++ 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,++ 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

abfunds.com	AB HIGH INCOME FUND | 127

MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan,	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Head of Fixed Income.

Christian DiClementi 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Fahd Malik, 38	Vice President	Senior President of the Adviser**, with which he has been associated since prior to 2017.

Matthew S. Sheridan, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

William Smith, 35	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Director of US High Yield Credit.

Emilie D. Wrapp, 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Stephen M. Woetzel, 51	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2017.

Vincent S. Noto, 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

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by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

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Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations

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from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0151-1022

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Income	2021	$161,146	$—	$42,567
	2022	$169,203	$—	$31,574

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2021	$1,103,707	$42,567
			$—
			$(42,567)

	2022	$1,964,032	$31,574
			$—
			$(31,574)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 3, 2023